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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.                               )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Atlantic Power Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

DEFINITIVE PROXY STATEMENT

NOTICE OF ANNUAL AND SPECIAL MEETING
OF SHAREHOLDERS AND
MANAGEMENT INFORMATION CIRCULAR
AND
PROXY STATEMENT

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2017

APRIL 28, 2017

Headquarters Address	Registered Address
3 Allied Drive, Suite 220	215-10451 Shellbridge Way
Dedham, Massachusetts 02026	Richmond, British Columbia V6X 2W8
United States	Canada

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

              NOTICE IS HEREBY GIVEN that an annual and special meeting (the "Meeting") of the shareholders (the "Shareholders") of Atlantic Power Corporation (the "Corporation" or "Atlantic Power") will be held at the Omni King Edward Hotel, Belgravia Room, 37 King Street East, Toronto, Ontario, Canada M5C 1E9 on Tuesday the 20th day of June, 2017 at the hour of 10:00 a.m. (Eastern time) for the following purposes:

1.
TO RECEIVE the financial statements of the Corporation for the year ended December 31, 2016, together with the report of the auditors thereon;

2.
TO ELECT six directors to the board of directors of the Corporation;

3.
TO HOLD a non-binding advisory vote on named executive officer compensation;

4.
TO HOLD an advisory vote on the frequency of the advisory vote on named executive officer compensation;

5.
TO APPOINT auditors of the Corporation and authorize the board of directors of the Corporation to fix the remuneration of the auditors;

6.
TO CONSIDER and, if deemed advisable, to pass an ordinary resolution of the Shareholders (the "LTIP Resolution"), the full text of which is set forth in Schedule "B" to the accompanying Information Circular and Proxy Statement, authorizing the Corporation to amend its fifth amended and restated long-term incentive plan (the "LTIP") to increase the number of common shares of the Corporation issuable under the LTIP; and

7.
TO TRANSACT such further or other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

              At the Meeting, each Shareholder of record at the close of business on April 24, 2017 will be entitled to one vote for each Common Share of the Corporation held on all matters proposed to come before the Meeting.

              The accompanying Information Circular and Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 20, 2017

              The U.S. Securities and Exchange Commission (the "SEC") has adopted a "Notice and Access" rule that allows companies to deliver a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") to Shareholders in lieu of a paper copy of the Information

i

Circular and Proxy Statement, related materials and the Corporation's Annual Report to Shareholders (collectively, the "Proxy Materials"). The Notice of Internet Availability provides instructions as to how Shareholders can access the Proxy Materials online, contains a listing of matters to be considered at the Meeting, and sets forth instructions as to how shares can be voted. Shares must be voted either by telephone, online or by completing and returning a proxy card. Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notices of Internet Availability that are returned will not be counted as votes. Instructions for requesting a paper copy of the Proxy Materials are set forth on the Notice of Internet Availability.

              The Corporation is relying on the exemptions set forth in Section 9.1.5 of National Instrument 51-102—Continuous Disclosure Obligations and Section 9.1.1 of National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer from the requirement under Canadian securities laws to send paper copies of the Proxy Materials to registered and beneficial shareholders of the Corporation.

              The Corporation's Information Circular and Proxy Statement and Annual Report for the year ended December 31, 2016 are available free of charge at https://materials.proxyvote.com/04878Q.

              DATED at Toronto, Ontario this twenty-eighth day of April, 2017.

BY ORDER OF THE BOARD OF DIRECTORS
"Irving R. Gerstein" Chair of the Board of Directors Atlantic Power Corporation

ii

iii

ATLANTIC POWER CORPORATION
INFORMATION CIRCULAR AND PROXY STATEMENT

Introduction

              This information circular and proxy statement (the "Information Circular and Proxy Statement") is furnished in connection with the solicitation of proxies by or on behalf of the board of directors (the "Directors", the "Board", or the "Board of Directors", and each one individually, a "Director") of Atlantic Power Corporation (the "Corporation" or "Atlantic Power"), for use at the annual and special meeting (the "Meeting") of the holders ("Shareholders") of common shares ("Common Shares") of the Corporation to be held on June 20, 2017 at the Omni King Edward Hotel, Belgravia Room, 37 King Street East, Toronto, Ontario, Canada M5C 1E9 commencing at 10:00 a.m. (Eastern time), and at all postponements or adjournments thereof, for the purposes set forth in the accompanying notice of the Meeting (the "Notice of Meeting"). In this Information Circular and Proxy Statement, references to "Cdn$" and "Canadian dollars" are to the lawful currency of Canada and references to "$", "US$" and "U.S. dollars" are to the lawful currency of the United States. All dollar amounts herein are in U.S. dollars, unless otherwise indicated. The information contained herein is given as at April 28, 2017, except where otherwise noted.

              On or about May 4, 2017, we intend to mail to our stockholders a notice containing instructions on how to access the Proxy Materials (as defined below) and how to vote their Common Shares online. In accordance with the requirements of National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer, for purposes of distributing to non-registered Shareholders who have requested a copy, the Corporation has distributed copies of this Information Circular and Proxy Statement to the intermediaries for onward distribution to such non-registered Shareholders.

              The U.S. Securities and Exchange Commission (the "SEC") has adopted a "Notice and Access" rule that allows companies to deliver a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") to Shareholders in lieu of a paper copy of the Information Circular and Proxy Statement and related materials and the Corporation's Annual Report to Shareholders (collectively, the "Proxy Materials"). The Notice of Internet Availability provides instructions as to how Shareholders can access the Proxy Materials online, contains a listing of matters to be considered at the Meeting, and sets forth instructions as to how shares can be voted. Shares must be voted either by telephone, online or by completing and returning a proxy card. Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notices of Internet Availability that are returned will not be counted as votes. Instructions for requesting a paper copy of the Proxy Materials are set forth on the Notice of Internet Availability.

              The Corporation is relying on the exemptions set forth in Section 9.1.5 of National Instrument 51-102—Continuous Disclosure Obligations and Section 9.1.1 of National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer from the requirement under Canadian securities laws to send paper copies of the Proxy Materials to registered and beneficial shareholders of the Corporation.

 Important Notice Regarding Availability of Proxy Materials

              The Proxy Materials are available at https://materials.proxyvote.com/04878Q.

              The Corporation is providing some of its Shareholders, including Shareholders who have previously asked to receive paper copies of the proxy materials and some of its Shareholders who are living outside of the United States and Canada, with paper copies of the proxy materials in addition to a Notice of Internet Availability.

              The Corporation is providing Notice of Internet Availability by e-mail to those Shareholders who have previously elected delivery of the proxy materials electronically. Those Shareholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

Electronic Access to the Proxy Materials

              You can elect to receive future proxy materials by e-mail, which will save the Corporation the cost of producing and mailing documents to you. Shareholders may enroll to receive proxy materials electronically as follows:

              Shareholders of Record:    If you are a registered shareholder, you may request electronic delivery on the Internet at www.investorvote.com.

              Beneficial Holders:    If your shares are not registered in your name, check the information provided to you by your bank or broker, or contact your bank or broker for information on electronic delivery service.

Voting and Quorum

              A quorum must be present at the Meeting for any business to be conducted. Pursuant to the Corporation's articles of continuance (the "Articles"), two persons, present in person, each being a Shareholder entitled to vote at a meeting of Shareholders or a duly appointed proxy for a Shareholder so entitled constitutes a quorum. Shares represented by "broker non-votes," as described below, will be considered as present for purposes of constituting a quorum.

              Shareholders may vote by attending the Meeting and voting in person. If you choose not to attend the Meeting, you may still authorize your proxy over the internet or by telephone by following the instructions provided in the Notice of Internet Availability or, if you requested to receive printed Proxy Materials, you may also vote by telephone or by mailing the accompanying form of proxy ("Form of Proxy") pursuant to instructions provided on the proxy card, or by sending voting instructions ("Voting Instructions") to your nominee in accordance with the procedures set forth below under "—Information for Beneficial Holders of Securities." All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

              A "broker non-vote" occurs when a nominee holding Common Shares for a beneficial holder has not received Voting Instructions from such beneficial holder but such nominee submits a Form of Proxy in respect of such Common Shares in accordance with New York Stock Exchange ("NYSE") rules. Generally, under current Canadian securities laws and NYSE rules, brokers will not have discretionary authority to vote such uninstructed Common Shares with respect to any matter to be voted upon at the Meeting, except that U.S. brokers will have discretionary authority to vote uninstructed Common Shares with respect to the appointment of auditors as described below, in accordance with NYSE rules.

              For purposes of counting votes, (i) abstentions from voting will be counted as votes cast at the Meeting; however, such abstentions will not be counted as votes cast for or against a matter (other than for NYSE approval purposes in respect of the LTIP proposal, for which an abstention would count as a vote against the matter); and (ii) broker non-votes will not be counted as votes cast at the Meeting, except that broker votes with respect to which U.S. brokers have exercised their discretionary authority to vote uninstructed Common Shares in accordance with NYSE rules shall be counted as votes cast at the Meeting.

Proxy Solicitation and Voting

Solicitation of Proxies

              The solicitation of proxies for use at the Meeting is being made by or on behalf of the Board of Directors of the Corporation. The solicitation of proxies for the Meeting will be made primarily by mail, but proxies may also be solicited personally, in writing or by telephone by employees of the Corporation, at nominal cost. The Corporation will bear the cost in respect of the solicitation of proxies for the Meeting and will bear the legal, printing and other costs associated with the preparation of the Information Circular and Proxy Statement. In addition, Kingsdale Advisors ("Kingsdale") has been retained as our strategic shareholder advisor to assist in the solicitation of proxies for the Meeting at a fee of approximately Cdn$36,000, plus associated costs and expenses. The Corporation may also reimburse brokers and other persons holding Common Shares in their name or in the name of nominees for their costs incurred in sending proxy material to their principals in order to obtain their proxies. Kingsdale can be contacted by phone toll-free at 1-866-229-8263 (for calls in Canada and the United States) or 1-416-867-2272 (for callers outside North America) or by e-mail at contactus@kingsdaleadvisors.com.

Appointment and Revocation of Proxies

              Together with the Information Circular and Proxy Statement, the Shareholders will also be provided a Form of Proxy. The persons named in such Form of Proxy are Directors. A Shareholder who wishes to appoint some other person to represent him, her or it at the Meeting may do so by inserting such person's name in the blank space provided in the accompanying Form of Proxy or by completing another proper Form of Proxy. Such other person appointed to represent a Shareholder need not be a Shareholder of the Corporation. The time limit for the deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion without notice.

              To be valid, a Form of Proxy must be deposited at the offices of Computershare Investor Services Inc. (the "Agent"), 8th Floor, North Tower, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1 or returned to the Agent by fax at 1-866-249-7775 (North America) or 416-263-9524 (outside North America), or at the offices of the Corporation by written instrument, fax or any other method of transmitting legibly recorded messages, so as not to arrive later than 10:00 a.m. (Eastern Daylight Time) on June 16, 2017. If the Meeting is adjourned, a Form of Proxy must be deposited at the offices of the Agent 48 hours (excluding Saturdays, Sundays and holidays) before the time set for any reconvened meeting at which the Form of Proxy is to be used.

    A registered Shareholder of record may vote in the following ways:

    By Mail—Complete, sign, date and return the Form of Proxy in the postage-paid envelope provided to Computershare Investor Services Inc.

    Internet—Go to www.investorvote.com/ATP. Enter the 15-digit control number on the Notice of Internet Availability or Form of Proxy and follow the instructions to vote your shares.

    By Phone—Call 1-866-732-8683 (toll-free in North America) and enter the 15-digit control number printed on the Notice of Internet Availability or Form of Proxy. Follow the interactive voice recording instructions to submit your vote.

    In Person—Attend the meeting and register with the Transfer Agent, Computershare Investor Services Inc. Please do not fill out and return your Form of Proxy if you intend to vote in person at the Meeting.

              The internet and telephone voting procedures are designed to authenticate Shareholders' identities and to confirm that their instructions have been properly recorded.

              If you hold Common Shares through an intermediary (such as a broker, securities dealer, bank, trust company or similar entity), you may vote by following the voting instruction form provided to you by such intermediary (see "Information for Beneficial Holders of Securities").

              The document appointing a proxy must be in writing and completed and signed by a registered Shareholder or his or her attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Instructions provided to the Agent by a registered Shareholder must be in writing and completed and signed by the registered Shareholder or his or her attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Persons signing as officers, attorneys, executors, administrators, and trustees or similarly otherwise should so indicate and provide satisfactory evidence of such authority.

              A Shareholder that has given a Form of Proxy may revoke the Form of Proxy: (a) by completing and signing a Form of Proxy bearing a later date and depositing it as aforesaid; (b) by depositing an instrument in writing executed by the Shareholder or by his or her attorney authorized in writing: (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the applicable Meeting, or any adjournment thereof, at which the proxy is to be used, or (ii) with the Chair of the Meeting prior to the commencement of such Meeting on the day of such Meeting or any adjournment thereof; or (c) in any other manner permitted by law. In order for a Beneficial Holder (as defined below) to revoke Voting Instructions previously given to his or her intermediary (such as a broker, securities dealer, bank, trust company or similar entity) with respect to the voting of the Common Shares, the Beneficial Holder must carefully follow the procedures and instructions received from his or her intermediary.

              The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the

Meeting, the Common Shares represented by the Form of Proxy will be voted at the Meeting as follows:

  •
  FOR the election of Irving R. Gerstein, R. Foster Duncan, Kevin T. Howell, Holli C. Ladhani, Gilbert S. Palter, and James J. Moore, Jr. to the Board of Directors as described under the heading "Matters to be Considered at the Meeting—Election of Directors";

  •
  FOR the approval, by non-binding advisory vote, of named executive officer compensation;

  •
  FOR a frequency of one year for the advisory vote on named executive officer compensation;

  •
  FOR the appointment of KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix the auditor's remuneration; and

  •
  FOR the approval of an ordinary resolution of the shareholders (the "LTIP Resolution"), the full text of which is set forth in Schedule "B" to this Information Circular and Proxy Statement, authorizing the Corporation to amend its fifth amended and restated long-term incentive plan (the "LTIP") to increase the number of common shares of the Corporation issuable under the LTIP.

              For more information on these issues, please see the section entitled "Matters to be Considered at the Meeting" in this Information Circular and Proxy Statement.

              The persons appointed pursuant to the Form of Proxy are conferred with discretionary authority with respect to amendments to or variations of matters identified in the Form of Proxy and with respect to other matters that may properly come before the Meeting. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the Meeting, it is the intention of the persons designated in the enclosed Form of Proxy to vote in accordance with their best judgment on such matter or business. At the time of printing the Information Circular and Proxy Statement, the Directors know of no such amendments, variations or other matters.

Information for Beneficial Holders of Securities

              Information set forth in this section is very important to persons who hold Common Shares otherwise than in their own names. A non-registered Shareholder of the Corporation (a "Beneficial Holder") who beneficially owns Common Shares, but whose Common Shares are registered in the name of an intermediary (such as a securities broker, financial institution, trustee, custodian or other nominee who holds securities on behalf of the Beneficial Holder or in the name of a clearing agency in which the intermediary is a participant) should note that only a Form of Proxy deposited by Shareholders whose names are on the records of the Corporation as the registered holders of Common Shares as of the Record Date (as defined below) can be recognized and acted upon at the Meeting.

              Common Shares that are listed in an account statement provided to a Beneficial Holder by a broker are likely not registered in the Beneficial Holder's own name on the records of the Corporation and such Common Shares are more likely registered in either the name of CDS Clearing and Depository Services Inc. ("CDS") or its nominee, or the name of The Depositary Trust Company ("DTC") or its nominee.

              Applicable regulatory policy requires brokers and other intermediaries to seek Voting Instructions from Beneficial Holders in advance of shareholders' meetings. Every broker or other intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Holders in order to ensure that their Common Shares are voted at the Meeting. Often, the voting instruction form (the "Voting Instruction Form") supplied to a Beneficial Holder by its broker is identical to the Form of Proxy provided to registered Shareholders. However, its purpose is limited to instructing the registered Shareholder how to vote on behalf of the Beneficial Holder. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge typically prepares a machine-readable Voting Instruction Form, mails those forms to the Beneficial Holders and asks Beneficial Holders to return Voting Instructions to Broadridge. Broadridge then tabulates the results of all Voting Instructions received and provides appropriate instructions representing the voting of the securities to be represented at the Meeting. A Beneficial Holder receiving a Broadridge Voting Instruction Form cannot use that Voting Instruction Form to vote Common Shares directly at the Meeting. Voting Instructions must be returned to Broadridge well in advance of the Meeting in accordance with the instructions set out on the Voting Instruction Form in order to have the Common Shares voted.

    A Beneficial Shareholder of record may vote in the following ways:

    By Mail—Complete, sign, date and return the Voting Instruction Form in the postage-paid envelope provided to Broadridge Financial Solutions, Inc.

    Internet—Go to www.proxyvote.com. Enter the 16-digit control number on the Notice of Internet Availability or Voting Instruction Form and follow the instructions to vote your shares.

    By Phone—Call 1-800-454-8683 (toll-free in North America) and enter the 16-digit control number printed on the Notice of Internet Availability or Voting Instruction Form. Follow the interactive voice recording instructions to submit your vote.

              The internet and telephone voting procedures are designed to authenticate Shareholders' identities and to confirm that their instructions have been properly recorded.

              The Corporation may use Broadridge's QuickVote™ service to assist non-registered shareholders with voting their shares. Non-registered shareholders may be contacted by Kingsdale to conveniently obtain voting instructions directly over the telephone. Broadridge then tabulates the results of all the instructions received and then provides the appropriate instructions respecting the shares to be represented at the Meeting.

              Generally, Canadian securities laws and NYSE rules prohibit brokers from voting on any of the proposals without receiving Voting Instructions from the Beneficial Holders of the Common Shares, except that U.S. brokers will have discretionary authority to vote uninstructed shares with respect to the appointment of auditors, in accordance with NYSE rules. In the absence of Voting Instructions, Common Shares subject to such broker non-votes will not be counted as voted or as represented on those proposals and so will have no effect on the vote other than with respect to the appointment of auditors where a U.S. broker has exercised its discretionary authority to vote uninstructed shares in accordance with NYSE rules. As brokers generally may not vote your Common Shares in the absence of your specific instructions as to how to vote (except in the limited circumstances described above), we encourage you to provide Voting Instructions to your broker regarding the voting of your Common Shares. If you require assistance voting your shares, please contact Kingsdale Advisors at 1-866-229-8263 (for calls in Canada and the United States) or 1-416-867-2272 (for callers outside North America) or by e-mail at contactus@kingsdaleadvisors.com.

              Although Beneficial Holders may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of CDS, DTC or their broker or other intermediary, a Beneficial Holder may attend the Meeting as proxy holder for the registered Shareholder and vote his or her Common Shares in that capacity. Beneficial Holders who wish to attend the Meeting and indirectly vote their own Common Shares as proxy holder for the registered Shareholder should enter their own names in the blank space on the Voting Instruction Form provided to them and return the same to their broker or other intermediary (or the agent of such broker or other intermediary) in accordance with the instructions provided by such broker, intermediary or agent well in advance of the Meeting.

Voting Securities and Principal Holders Thereof

              The Corporation is authorized to issue an unlimited number of Common Shares. As of the date of this Information Circular and Proxy Statement, there were 115,229,497 Common Shares outstanding.

              At the Meeting, each Shareholder of record at the close of business on April 24, 2017, the record date established for the Notice of Meeting and for voting at the Meeting (the "Record Date"), will be entitled to one vote for each Common Share held on all matters proposed to come before the Meeting. At the close of business on the Record Date, there were 115,229,497 Common Shares outstanding and entitled to be voted at the Meeting.

              To the knowledge of the Board of Directors, there are no persons that beneficially own or exercise control or direction over Common Shares carrying approximately 10% or more of the votes attached to the issued and outstanding Common Shares. For more information, please see the section entitled "Security Ownership of Certain Beneficial Owners and Management" in this Information Circular and Proxy Statement.

CORPORATE GOVERNANCE AND COMMITTEES OF THE BOARD

Board of Directors

              The Corporation is pleased to make the following disclosures regarding its corporate governance practices pursuant to National Policy 58-201—Corporate Governance Guidelines, National Instrument 58-101—Disclosure of Corporate Governance Practices, and Item 407 of Regulation S-K and other applicable rules of the U.S. Securities and Exchange Commission (the "SEC") and NYSE rules:

  •
  Directors are elected by Shareholders at the Corporation's annual general meeting, which is generally held in June of each year. Each Director holds office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed. At the annual general and special meeting of Shareholders held on June 29, 2010, Shareholders approved, among other things, changes to the Corporation's Articles reducing the minimum Canadian residency requirement for Directors from 50% to 25%.

  •
  Under the Corporation's independence standards and under the NYSE corporate governance rules and National Policy 58-201—Corporate Governance Guidelines, a majority of the Board of Directors must qualify as "independent directors." At least annually, the Board of Directors is required to evaluate all relationships between the Corporation and each Director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such Director's ability to satisfy his or her responsibilities as an independent Director. The Board of Directors has determined that each of Irving R. Gerstein, R. Foster Duncan, Kevin T. Howell, Holli C. Ladhani, Gilbert S. Palter, and Teresa M. Ressel (who will not stand for re-election at the Meeting), is currently an independent Director.

  •
  The non-independent member of the Board of Directors is James J. Moore, Jr. Mr. Moore is the President and Chief Executive Officer of the Corporation.

  •
  Two Directors also serve as directors on the boards of other reporting issuers (or the equivalent in other jurisdictions). Mr. Gerstein serves as a director on the boards of Medical Facilities Corporation and Student Transportation Inc., and Mr. Palter serves as a director on the board of RPX Corporation.

  •
  The independent members of the Board of Directors meet regularly without management present.

  •
  The Chair of the Board of Directors, Mr. Gerstein, is an independent Director. Mr. Gerstein's responsibilities include establishing, in consultation with the Chief Executive Officer of the Corporation, the Directors and appropriate members of management, the agendas for each meeting of the Board of Directors. The agenda for each committee meeting is established by the Chair of that committee in consultation with appropriate members of the committee and management.

              Each Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a Director) and (ii) the total number of meetings of all committees of the Board of Directors on which the Director served (during the periods that he or she served).

              The Corporation does not have a policy of requiring its Directors to attend the annual general meeting of Shareholders. The Chair of the Board of Directors is expected to attend and chair meetings of the Shareholders. All eight of the Directors then serving attended the annual meeting held on June 21, 2016.

              The Board of Directors meets as necessary, but no fewer than four times each year: three meetings to review quarterly results and one meeting prior to the issuance of the annual audited financial results of the Corporation. In addition, the Board of Directors generally meets annually in December to discuss the annual budget and in February to discuss the annual strategy and director education (and more frequently if required). The committees of the Board of Directors meet as required by their respective charters. During 2016, the Board of Directors met 15 times.

Committees of the Board

              The Board of Directors has established four committees:

  •
  the Audit Committee;

  •
  the Compensation Committee;

  •
  the Nominating and Corporate Governance Committee; and

  •
  the Operations and Commercial Oversight Committee.

              The chart below identifies the members and chair of each committee at the end of 2016 and the number of meetings held by each committee:

Name	Audit	Compensation	Nominating and Corporate Governance	Operations and Commercial Oversight

Irving R. Gerstein	X		C

R. Foster Duncan	X, FE	C		X

Kevin T. Howell		X	X	C

Holli C. Ladhani	C, FE		X

Gilbert S. Palter		X	X	X

Teresa M. Ressel	X, FE	X		X

James J. Moore, Jr.

2016 Meetings	6	5	2	4

FE
= "Audit Committee Financial Expert" as the term is defined in the rules of the SEC.

C
= Chair

X
= Committee member

              Audit Committee.    The Audit Committee's primary purposes are to, among other things: (i) assist the Board of Directors in its oversight and supervision of the integrity of the accounting and financial reporting practices and procedures, the implementation and adequacy of the internal accounting controls and procedures and the compliance with legal and regulatory requirements in respect of financial disclosure; (ii) assess and monitor the strategic, operating, reporting and compliance risks of the business; and (iii) supervise the qualification, independence and performance of independent accountants of the Corporation.

              Compensation Committee.    The Compensation Committee's primary purposes include: (i) discharging the responsibilities of the Board of Directors relating to compensation of the Chief Executive Officer and other officers; (ii) evaluating the Corporation's compensation plans, policies and programs, taking into account factors it deems appropriate from time to time, including those that are of strategic significance to the Corporation, the degree of risk to the Corporation and its business those plans and policies may imply, and the results of non-binding Shareholder votes with respect to such matters; and (iii) reviewing and discussing with the Corporation's officers the Statement of Executive Compensation, including the Compensation Discussion and Analysis ("CD&A"), to be included in the Corporation's annual information circular and proxy statement and determining whether to recommend to the Board of Directors that the CD&A be included in the information circular and proxy statement. The Compensation Committee may form and delegate its authority to subcommittees consisting of one or more members of the Committee when appropriate. The Compensation Committee did not delegate any of its authority in 2016.

              The Compensation Committee periodically utilizes the services of Pearl Meyer & Partners ("Pearl Meyer"), an independent compensation consultant, to assist it in reviewing its compensation program. The Compensation Committee reviewed and considered the information and advice provided by Pearl Meyer, among other factors, in making its executive compensation recommendations.

              In 2016, Pearl Meyer advised the Compensation Committee in regards to the short-term and long-term incentive awards and compensation market data for the Corporation's named executive officers. Pearl Meyer was directly engaged by the Compensation Committee and management had no role in engaging their consultation. Pearl Meyer did not provide any services to the Corporation other than those provided to the Compensation Committee.

              Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee's primary purposes are to, among other things: (i) screen and identify individuals who are qualified to become members of the Board of Directors; (ii) recommend to the Board, director nominees to be presented for Shareholder approval at the annual meetings of the Shareholders of the Corporation; (iii) recommend to the Board of Directors nominees to fill vacancies on the Board of Directors or as otherwise required outside of the annual meetings of Shareholders of the Corporation; (iv) select, or recommend to the Board of Directors, the Directors to comprise the committees of the Board of Directors; (v) implement a process for examining the size of the Board of Directors and to undertake, where appropriate, a program to establish a Board size which facilitates effective decision-making; (vi) establish procedures for the nomination of Directors and executive officers of the Corporation generally; (vii) establish and administer an annual assessment process relating to the performance of the Board of Directors as a whole, the committees of the Board of Directors and individual Directors; (viii) review with the Board of Directors from time to time the appropriate skills and characteristics required of Directors in the context of the current make-up of the Board of Directors, including issues of diversity, age, skills relating to the Corporation's businesses and professional background; (ix) recommend to the Board of Directors procedures for the conduct of Board meetings and the proper discharge of the Board of Directors' mandate as set out in the mandate of the Board of Directors; (x) monitor the relationship between the officers and the Board of Directors with a view to ensuring that the Board of Directors is able to function independently of officers; (xi) develop the Corporation's approach to governance, including the development of a set of governance principles and guidelines that are specifically applicable to the Corporation; (xii) perform a leadership role in shaping the Corporation's corporate governance practices and provide oversight with respect to its corporate governance conduct; and (xiii) perform such other functions as the Board of Directors may from time to time request.

              In identifying, evaluating, and recommending suitable Director candidates, the Nominating and Corporate Governance Committee may take into account a number of factors, such as the appropriate skills and characteristics required of Directors in the context of the current make-up of the Board of Directors, including issues of diversity, skills relating to the Corporation's businesses and professional background and existing commitments to outside boards. Pursuant to its charter, the Nominating and Corporate Governance Committee, in considering the extent to which the membership of a candidate on the Board of Directors would promote diversity among the Directors, may take into account various factors and perspectives, including differences of viewpoint, professional experience, education, skill and other individual qualities and attributes as well as race, gender and national origin. It is the Corporation's practice to retain an outside recruiting firm to identify a wide range of candidates for review and consideration and to assist in the evaluation process. The Nominating and Corporate Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. The Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board of Directors that is comprised of Directors who have competencies, skills and personal qualities required of Board members in light of relevant factors, including: (1) the objective of adding value to the Corporation in light of the opportunities and risks facing the Corporation and the Corporation's proposed strategies; (2) the need to ensure that a majority of the Board of Directors is comprised of individuals who meet the independence requirements of the applicable securities legislation and stock exchanges or other guidelines, including the Corporation's categorical standards for Director independence; and (3) the policies of the Board of Directors with respect to board member tenure, retirement and succession and Board member commitments.

              It is the policy of the Nominating and Corporate Governance Committee to review and consider any director nominees who have been recommended by Shareholders in the same manner as described above. All Shareholder recommendations for director nominees must be submitted to the Corporate Secretary at Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026 in accordance with the procedures of the Advance Notice Policy (discussed below).

              Operations and Commercial Oversight Committee.    The Operations and Commercial Oversight Committee's primary purposes include: (i) assisting the Board of Directors in discharging its responsibilities with respect to oversight of the Corporation's plant fleet operations, investment decisions in these plants, divestiture of plants, acquisition of additional assets and the capital required to support the plant fleet; (ii) examining the commercial aspects of the plants including power purchase agreements, re-contracting activity and the associated commercial relationships with customers, and (iii) assessing and monitoring the operating risks of the business.

Corporate Governance

Committee Charters and Corporate Governance Guidelines

              Each of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Operations and Commercial Oversight Committee operates pursuant to its respective charter, a copy of which is available on the Corporation's website at www.atlanticpower.com under "ABOUT US—Leadership—Board Committees." A copy of the Corporate Governance Guidelines is available on the Corporation's website at www.atlanticpower.com under "ABOUT US—Corporate Governance Guidelines." Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

Board Leadership Structure

              The Charter of the Board of Directors requires the Chair of the Board of Directors to be an independent director, as it was determined it would be beneficial to have an independent Chair whose sole responsibility is leading the Board of Directors, leaving the Chief Executive Officer's main focus on the Corporation's business goals and promoting both short-term and long-term growth. Currently, Mr. Gerstein serves as the Chair of the Board of Directors. The Chair is expected to attend and chair meetings of the Board of Directors and Shareholders. The Chair ensures that the Board of Directors carries out its responsibilities effectively and the Board of Directors understands the boundaries between Board of Directors and management responsibilities. The Chair is also responsible for providing direction with respect to the dates and frequency of Board of Directors meetings and related committee meetings. The Chair liaises with the Chief Executive Officer to prepare Board of Directors meeting agendas.

              Directors who qualify as "non-management" within the meaning of the NYSE rules meet on a regular basis in executive sessions without management participation and, at least once per year, an executive session is held with only independent directors present. The executive sessions are chaired by the Chair of the Board of Directors. In addition, the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Operations and Commercial Oversight Committee, all of which are comprised entirely of independent Directors, also perform oversight functions independent of management.

Board Mandate

              The mandate of the Board of Directors is included as Schedule "A" to this Information Circular and Proxy Statement.

Position Descriptions

              Position descriptions for the Chair of the Board of Directors, the Chair of the Audit Committee, the Chair of the Compensation Committee, the Chair of the Nominating and Corporate Governance Committee, the Chair of the Operations and Commercial Oversight Committee and the Chief Executive Officer of the Corporation have been developed by the Corporation as previously disclosed by the Corporation in its 2014 Information Circular and Proxy Statement.

Orientation and Continuing Education

              The Corporation, working with the Directors, will provide orientation opportunities for new Directors to familiarize them with the role of the Board of Directors, its committees, and its Directors, as well as the Corporation and its business. All new Directors will participate in an orientation program soon after the date on which a new Director first joins the Board of Directors. To date, the majority of directors have visited power projects of the Corporation to obtain an understanding of the operations of the Corporation. In addition to operational orientation, management has scheduled periodic presentations for the Board of Directors to ensure they are aware of major business trends and industry practices as and when required.

Ethical Business Conduct

              The Board of Directors has adopted a written code of business conduct and ethics for the Corporation (the "Corporate Code"), which sets out basic principles to guide all Directors, officers and employees of the Corporation and its subsidiaries, and a written code of business conduct and ethics for the Chief Executive Officer and senior financial officers (the "Officer Code" and, together with the Corporate Code, the "Codes"), which sets out basic principles to guide the Chief Executive Officer and the senior financial officers of the Corporation.

              The issues the Corporate Code addresses include, among other things, the following:

  (a)
  compliance with laws, rules and regulations;

  (b)
  conflicts of interest;

  (c)
  confidentiality;

  (d)
  corporate opportunities;

  (e)
  protection and proper use of Atlantic Power Entity (as defined in the Corporate Code) assets;

  (f)
  competition and fair dealing;

  (g)
  gifts and entertainment; and

  (h)
  reporting of any illegal or unethical behavior.

              The issues the Officer Code addresses include, among other things, the following:

  (i)
  conflicts of interest;

  (j)
  full, fair, accurate, timely and understandable disclosure in reports and documents;

  (k)
  compliance with laws, rules and accounting standards;

  (l)
  reporting of violations of law or the Officer Code;

  (m)
  confidentiality;

  (n)
  sharing and maintenance of knowledge and skills; and

  (o)
  promotion of ethical behavior.

              To ensure the Directors exercise independent judgment in considering transactions, agreements or decisions in respect of which a Director or officer has declared a material personal interest (in accordance with relevant corporate law requirements), the Board of Directors follows a practice whereby any such individual must not cast a vote on any such matter.

              The senior officers of the Corporation and the Chair of the Audit Committee are responsible for monitoring compliance with the Corporate Code and the Officer Code, respectively, and are required to report to the Board of Directors or the Audit Committee, respectively, on any issues that have arisen under the applicable Code. Any waivers from the requirements in the Codes that are to be granted for the benefit of the Directors, managers or executive officers of the Corporation are to be granted by the Directors only (or a committee of the Board of Directors to whom that authority has been delegated) and will be promptly disclosed as required by law or stock exchange regulation.

              At least annually, the Board of Directors reviews the adequacy of the Codes.

              The Codes are available on the Corporation's website at www.atlanticpower.com under "ABOUT US—Codes of Conduct" and under the Corporation's profile on the System of Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

              The Corporation's Whistleblower Policy is administered by the Chair of the Audit Committee. Any person may confidentially report complaints or concerns directly to the Chair of the Audit Committee. Confidentiality of complaints or concerns received by the Chair of the Audit Committee will be maintained to the fullest extent possible, consistent with the need to conduct an appropriate review.

Risk Oversight

              The Audit Committee receives and discusses a risk assessment update each quarter which is reviewed and discussed with management prior to the Audit Committee's recommendation to the Board of Directors to approve quarterly and annual financial disclosures. In addition, the Operations and Commercial Oversight Committee receives periodic operations reports about each of the Corporation's projects. The risk assessment update and operations reports are also made available to the Board of Directors in order to provide the opportunity for all Directors to inquire of management about any potential issues identified.

Assessments

              The charter of the Nominating and Corporate Governance Committee includes establishing and administering an annual assessment process relating to the performance of the Board of Directors as a whole, each committee of the Board of Directors and individual Directors, including the size and composition of the Board of Directors. The Audit, Compensation and Operations and Commercial Oversight Committees also administer annual assessments to analyze the performance and effectiveness of each of those committees.

Director Term Limits

              Each Director holds office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed. The Board of Directors does not impose term limits on its Directors as it does not believe that arbitrary limits on the number of consecutive terms a Director may serve or on the Directors' ages are appropriate in light of the substantial benefits resulting from a sustained focus on the Corporation's business, strategy and industry over a significant period of time, without assuring increased independence. Accordingly, the Board's assessment of independence is of prime importance to ensure that retention of experience does not result in a failure to retain a sufficient number of independent Directors. The Board of Directors relies on thorough Director assessment procedures for evaluating its members (including their independence), and uses rigorous identification and selection processes for new directors, having regard to a variety of factors. In addition, to be identified as independent, a Director must be determined to be independent both in character and in judgment and free from any relationships or circumstances which are likely to affect, or could appear to affect, their judgment. Particular scrutiny is applied in assessing the continued independence of Directors having served more than nine years, with attention to ensuring that their tenure has not in any way eroded their independence and that their allegiance remains clearly with shareholders.

              Through these processes, the Board of Directors believes that it is well-positioned to address any problems or deficiencies that may arise as well as evaluate independence of Directors in an appropriate manner without having to adopt mandated term limits.

Representation of Women on the Board and in Executive Officer Positions

              While the Corporation supports the principle of diversity in its leadership, of which gender is an important aspect, the Corporation has not formally adopted a policy or targets regarding the representation of women on the Board of Directors or in its senior management, as the Corporation does not believe that quotas or strict rules necessarily result in the identification or selection of the best candidates. Rather, the identification and selection process is made based on a variety of factors, such as differences of viewpoint, professional experience, education, skill and other individual qualities and attributes, including race, gender and national origin, as well as the requirements of the Board of Directors and senior management at the time. In addition, in identifying, evaluating and recommending suitable Director candidates, the Nominating and Corporate Governance Committee will take into account the criteria described under the section entitled "Corporate Governance Disclosure—Nominating and Corporate Governance Committee" of this Information Circular and Proxy Statement. Accordingly, in searches for new Directors and executive officers, the Corporation will consider the level of female representation and diversity on the Board of Directors and in its senior management and this will be one of several factors used in its search process.

              Following the Meeting and assuming all of the nominees for Director are elected as contemplated in this Information Circular and Proxy Statement, one of the six Directors on the Board of Directors will be a woman (representing approximately 17% of the Directors). As of the date hereof, none of the Corporation's three executive officers are women.

Communications with the Board of Directors

              Shareholders and other interested parties who wish to communicate with the Chair of the Board of Directors or independent Directors as a group, may do so by writing to them at Name(s) of Director(s)/Independent Directors of Atlantic Power Corporation, c/o Corporate Secretary, Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026.

MATTERS TO BE CONSIDERED AT THE MEETING

MATTER 1: ELECTION OF DIRECTORS

              The number of Directors to be elected at the Meeting is six. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted for the election, as Directors, of the proposed nominees whose names are set out below. If a Director is unable to stand for election, the persons named in the enclosed Form of Proxy reserve the right to vote for another nominee at their discretion. Each nominee elected as a Director will hold office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed.

Majority Voting Policy

              The Board of Directors has adopted a majority voting policy. Under this policy, a Director in an uncontested election who receives more votes withheld than cast in favour of his or her election will be required promptly to tender his or her resignation to the Chair of the Board of Directors following the applicable meeting of the Corporation's Shareholders. The resignation will be effective when accepted by the Board of Directors. The Nominating and Corporate Governance Committee of the Board of Directors will consider whether or not to accept the offer of resignation and will recommend to the Board of Directors whether or not to accept the resignation. A Director who tenders his or her resignation pursuant to the majority voting policy is not permitted to participate in any meeting of the Board of Directors and/or Nominating and Corporate Governance Committee at which his or her resignation is to be considered. With the exception of special circumstances that would warrant the continued service of the applicable Director on the Board of Directors, the Nominating and Corporate Governance Committee expects that resignations will be recommended for acceptance and accepted by the Board of Directors. Within 90 days following the applicable meeting of the Shareholders, the Board of Directors will make a decision on the Nominating and Corporate Governance Committee's recommendation. The Board of Directors will promptly announce its decision (including, if applicable, the reasons for not accepting any resignation) via press release in accordance with applicable securities laws, rules and regulations.

Advance Notice Policy

              The Corporation has adopted an advance notice policy (the "Advance Notice Policy"), which requires advance notice to the Corporation in circumstances where nominations of persons for election to the Board of Directors are made by Shareholders other than pursuant to: (i) a proposal made in accordance with the British Columbia Business Corporations Act ("BCBCA"); or (ii) a requisition of the Shareholders made in accordance with the BCBCA. Among other things, the Advance Notice Policy fixes a deadline by which Shareholders must submit director nominations to the corporate secretary of the Corporation prior to any annual or special meeting of Shareholders and sets forth the specific information that a Shareholder must include in such notice for an effective nomination to occur. Pursuant to the Advance Notice Policy, no person will be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of the Advance Notice Policy.

              Pursuant to the Advance Notice Policy, in the case of an annual meeting of Shareholders, notice to the Corporation must be made not less than 30 nor more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made by the Corporation, notice may be made not later than the close of business on the 10th day following such public announcement. In the case of a special meeting of Shareholders (which is not also an annual meeting), notice to the Corporation must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made.

Information Regarding Director Nominees

              Effective at this year's annual meeting, the number of directors will be reduced to six from seven, consistent with the Corporation's continuing focus on costs. The following table sets forth the names of, and certain information for, the individuals proposed to be nominated for election as Directors. The six nominees all currently serve on the Board of Directors. Teresa M. Ressel will not stand for reelection at the Meeting. Biographies for each nominee, which include a summary of each nominee's age, positions with the Corporation, principal occupation and employment within the five preceding years, are set out below.

Name and Province/State of Residence	Age	Position	Principal Occupation	Date Appointed as a Director
IRVING R. GERSTEIN(1)(2) Ontario, Canada	76	Director; Chairman of the Board	Corporate Director	October 4, 2004
R. FOSTER DUNCAN(1)(3) Louisiana, U.S.A.	63	Director	Operating Partner, Bernhard Capital Partners and Senior Advisor, EHS Partners	June 29, 2010
KEVIN T. HOWELL(1)(4) Texas, U.S.A.	59	Director	Corporate Director	December 23, 2014
HOLLI C. LADHANI(1)(5) Texas, U.S.A.	46	Director	Chief Executive Officer, Rockwater Energy Solutions	June 29, 2010
GILBERT S. PALTER(1) Ontario, Canada	51	Director	Managing Partner and Chief Investment Officer, EdgeStone Capital Partners	June 23, 2015
JAMES J. MOORE, JR. Vermont, U.S.A.	59	Director, President and Chief Executive Officer	President and Chief Executive Officer of the Corporation	January 26, 2015

(1)
The Board of Directors has determined that each of Messrs. Gerstein, Duncan, Howell and Palter and Ms. Ladhani is an independent Director. Each independent Director is also a member of at least two, but no more than three, committees of the Board of Directors (Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Operations and Commercial Oversight Committee).

(2)
Chair of the Board of Directors and the Nominating and Corporate Governance Committee.

(3)
Chair of the Compensation Committee.

(4)
Chair of the Operations and Commercial Oversight Committee.

(5)
Chair of the Audit Committee.

Nominees for Director

              Irving R. Gerstein, C.M., O.Ont:    Mr. Irving R. Gerstein has been a Director of the Corporation since October 2004. Mr. Gerstein is a Member of the Order of Canada and a Member of the Order of Ontario, and was appointed to the Senate of Canada in December 2008. Mr. Gerstein retired from the Senate of Canada in 2016. He is a retired executive, and is currently a director of Medical Facilities Corporation and Student Transportation Inc., and previously served as a director of other public companies including Economic Investment Trust

Limited, CTV Inc., Traders Group Limited, Guaranty Trust Company of Canada, Confederation Life Insurance Company and Scott's Hospitality Inc., and as an officer and director of Peoples Jewellers Limited. Mr. Gerstein is an honorary director of Mount Sinai Hospital (Toronto), having previously served as Chairman of the Board, Chairman Emeritus and a director over a period of 25 years. Mr. Gerstein earned a Bachelor of Science in Economics from the University of Pennsylvania (Wharton School of Finance and Commerce). Mr. Gerstein's substantial experience on the boards of numerous other public companies and his prior experience as an executive of a substantial public company make him a valued advisor and highly qualified to serve as Chair of our Board of Directors and as Chair of our Nominating and Corporate Governance Committee. In addition, because of the addition of several new members to the Board of Directors and the management changes over the past several years, Mr. Gerstein's tenure on the Board of Directors makes him uniquely qualified to contribute leadership through detailed knowledge of the Corporation's business and with the proven commitment, experience and competence to effectively advise and oversee the Corporation's management on behalf of the shareholders.

              R. Foster Duncan:    Mr. Duncan has been a Director of the Corporation since June 2010. He has more than 30 years of senior corporate, investment banking, and private equity experience. Mr. Duncan is an Operating Partner of Bernhard Capital Partners, an energy services focused private equity firm that targets businesses providing critical services to the energy sector, throughout the midstream, downstream and power verticals, and serves as a Senior Advisor to EHS Partners in New York, a management consulting firm focused on improving operational effectiveness, earnings, and growth. Previously, Mr. Duncan was a Member of MFB Energy Partners, LLC and was a Managing Director at Advantage Capital Partners with senior management responsibility for the firm's energy portfolio and energy initiatives. From 2005 through 2009, Mr. Duncan was managing member of KD Capital L.L.C., an affiliate of Kohlberg Kravis Roberts & Co. ("KKR") which he and KKR formed. Mr. Duncan was located in KKR's offices and worked exclusively with KKR and its portfolio companies in connection with creating value and investing in the energy, utility, natural resources, and infrastructure sectors. Previously, Mr. Duncan was Executive Vice President and CFO of Cinergy Corp., Chairman of Cinergy's Investment Committee and CEO and President of Cinergy's Commercial Business Unit. Mr. Duncan is active with the Edison Electric Institute, and is a past member of the Wall Street Advisory Group, and past Chairman of the Finance Executive Advisory Committee. He has also held senior management positions at LG&E Energy Corp., Freeport-McMoRan Copper & Gold and Howard Weil, a premier energy investment banking boutique. From 2009 to 2014, Mr. Duncan served as a Director of Xtreme Power, LLC, a small, privately held company, which filed for Chapter 11 bankruptcy protection in 2013 and was sold to Younicos AG in April 2014. From February 2006 to 2013, Mr. Duncan also served as a director of Essential Power, LLC, a portfolio company of Industry Funds Management (US), LLC. Mr. Duncan also serves on the Advisory Council of Greentech Capital Advisors in New York and the Board of Directors of Charah, Inc. in Louisville, Kentucky. Mr. Duncan is active in a number of civic organizations including the Board of Directors of the Eye, Ear, Nose and Throat Hospital Foundation in New Orleans and the Nature Conservancy of Louisiana and in Charlottesville, Virginia the National Advisory Board of the University of Virginia Jefferson Scholars Program and is Co-Chairman of the Jeffersonian Grounds Initiative which supports the preservation of the Rotunda and historic Grounds. He graduated with Distinction from the University of Virginia and later received his Masters of Business Administration degree from the A. B. Freeman Graduate School of Business at Tulane University. Mr. Duncan's extensive experience in energy services, as well as his extensive financial background make him highly qualified to serve on our Board of Directors.

              Kevin T. Howell:    Mr. Howell has been a Director of the Corporation since December 2014. He is a retired executive with more than 35 years of industry experience and is an accomplished power and natural gas executive with extensive commercial leadership at the executive levels of affiliates of Duke Energy, Dominion Resources, NRG Energy Inc. and Dynegy Inc. ("Dynegy"). Mr. Howell served as Executive Vice President and Regional President of Texas of NRG Energy Inc., a large energy company that owns and operates a diverse portfolio of power-generating facilities, primarily in the United States, from March 2008 until his retirement in August 2010. In July 2011, he joined Dynegy as Executive Vice President and Chief Operating Officer, where he ran commercial and plant operations as well as environmental health and safety. In November 2011, when Mr. Howell was acting in this capacity, two Dynegy subsidiaries filed for bankruptcy protection. In 2011 and 2012, Mr. Howell was involved in significant restructuring activities at Dynegy, and was named as a defendant in a shareholder class action lawsuit in connection with that restructuring process. He was also named as a defendant in three other matters brought by other participants in the restructuring, which reached settlement in June 2012. Mr. Howell retired from Dynegy in January 2013 after a successful restructuring that brought the company out of bankruptcy with a relisting on the NYSE. In April 2014, the shareholder class action lawsuit in which Mr. Howell was a named defendant was dismissed with prejudice. Mr. Howell previously served as the Chairman of the Board of Directors of Illinois Power Generating Company, an affiliate of Dynegy. Mr. Howell has previously served on the Board of Directors of Entrust Energy, a privately-held energy retailer, and Nanosolar Inc., a thin film solar manufacturer. Mr. Howell currently serves as a Director on the Board of Homer City Holdings, LLC. Mr. Howell's extensive experience in commercial and plant operations management, as well as his expertise in the electric power sector, make him a valued advisor and highly qualified to serve as a member of our Board of Directors and as Chair of our Operations and Commercial Oversight Committee.

              Holli C. Ladhani:    Ms. Ladhani has been a Director of the Corporation since June 2010. She has served as the Chief Executive Officer of Rockwater Energy Solutions, Inc. ("Rockwater") since June 2015 and was named Chairwoman in February 2017. Prior to her current role, she served as Executive Vice President, Chemical Technologies from July 2013 to June 2015 and the Executive Vice President and Chief Financial Officer of Rockwater from the time Rockwater was formed in 2011 through July 2013. Houston-based Rockwater provides fluids management and environmental solutions to the energy industry in North America to uniquely address the special fluid and environmental-related challenges associated with modern day unconventional and conventional oil and gas resource development. Rockwater's largest investor is SCF Partners, a private equity investor since 1989 that provides equity capital and strategic growth assistance to build energy service and equipment companies that operate throughout the world. Prior to joining SCF Partners in March 2011, Ms. Ladhani served in a number of positions with Dynegy, a provider of wholesale power, capacity and ancillary services in multiple regions of the United States, most recently as Executive Vice President and Chief Financial Officer. In November 2011, subsequent to Ms. Ladhani's departure, two Dynegy subsidiaries of which Ms. Ladhani had formerly been an officer filed for bankruptcy protection. Prior to joining Dynegy, Ms. Ladhani was a Senior Manager-Audit with PricewaterhouseCoopers LLP, where she supervised teams that provided audit services to large public companies in the oil and gas industry. Ms. Ladhani served as a Director on the Board of Rosetta Resources, Inc. until July 2015. A Certified Public Accountant, Ms. Ladhani received a Bachelor of Business Administration from Baylor University and a Masters of Business Administration from Rice University. Ms. Ladhani's extensive experience as a senior executive in the independent power industry, as well as her financial and accounting background make her a valued advisor and highly qualified to serve on our Board of Directors and as Chair of our Audit Committee.

              Gilbert S. Palter:    Mr. Palter has been a director of the Corporation since June 2015. He co-founded EdgeStone Capital Partners in 1999, has served as its Chief Investment Officer & Managing Partner since 1999, and has grown EdgeStone to be one of Canada's leading independent private capital managers, with in excess of $2 billion of capital commitments for its private equity, mezzanine debt, and venture capital funds. Mr. Palter attended Harvard Business School on a Frank Knox Memorial Fellowship, where he graduated as a Baker Scholar and winner of the John L. Loeb Fellowship in Finance, and he was the Gold Medalist in his graduating class at the University of Toronto, where he attended on the J.W. Billes Scholarship, earning a B.Sc. degree in computer science and economics. He was a 2003 recipient of "Canada's Top 40 Under 40" award, and was a recipient of the Ernst & Young Entrepreneur Of The Year® Award 2006. Mr. Palter has served as Chairman and as Director on more than 25 public and private company Boards, and is actively involved in a variety of community and philanthropic organizations. Mr. Palter currently serves as a director on the board of RPX Corporation, a public company. Mr. Palter's extensive financial experience, as well as his presence on numerous company Boards, make him a valued advisor and highly qualified to serve as a member of our Board of Directors.

              James J. Moore, Jr.:    Mr. Moore has been our President and Chief Executive Officer and a Director of the Corporation since January 2015. Mr. Moore has more than 30 years of experience in the energy industry, including previous CEO positions at two other independent power producer businesses. Prior to joining the Corporation, he served as the Chairman of Energy and Power at Diamond Castle Holdings LLC ("DCH"), a $1.8 billion private equity firm in New York City, where he served on the Board of Directors of a solar portfolio company and as Chairman of the Board of a directional drilling services portfolio company. Prior to joining DCH in 2008, he served as President and CEO of Catamount Energy Corporation ("Catamount"). After joining Catamount in 2001, Mr. Moore's new strategy helped transform a small Vermont energy company into a wind-focused growth company, leading to the sale of the company to DCH in 2005 and later to Duke Energy in 2008. Prior to his tenure at Catamount, he served as CEO of American National Power from 1994 to 2001. Mr. Moore previously served on the boards of Comverge, Inc. in 2012, Green Mountain College from 2008 to 2011 and International Power PLC from 2000 to 2001. He earned a Bachelor of Arts from the College of the Holy Cross in Worcester, Massachusetts and a Juris Doctor from the University of Houston in Houston, Texas. Mr. Moore's extensive experience in the energy industry, as well as his in-depth knowledge of the Corporation through his position as President and Chief Executive Officer, make him highly qualified to serve as a member of our Board of Directors.

The Board of Directors recommends a vote FOR each of the six nominees discussed above and listed on the Form of Proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              The following table sets forth information regarding the beneficial ownership of Common Shares of the Corporation according to the most recent filings available as of April 28, 2017 (determined pursuant to Rule 13d-3 under the Exchange Act) with respect to:

  •
  each person (including any "group" of persons as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Corporation to be the beneficial owner of more than 5% of the outstanding Common Shares;

  •
  each of the Directors of the Corporation;

  •
  each of the named executive officers of the Corporation; and

  •
  all of the Directors and the current executive officers of the Corporation as a group.

              Unless otherwise indicated in the footnotes to the following table, the address of each beneficial owner listed in the following table is c/o Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026.

              Except as otherwise indicated in the footnotes to the following table, the Corporation believes, based on the information provided to it, that the persons named in the following table have sole voting and investment power with respect to the shares they beneficially own, subject to applicable community property laws.

Name of beneficial owner	Number of Common Shares beneficially owned	Percentage of Common Shares beneficially owned(1)	Deferred Share Units owned(2)
Mangrove Partners(3)	8,581,212	7.4%	—
12 West Capital Management, LP(4)	7,188,076	6.2%	—
BlackRock, Inc.(5)	6,414,073	5.6%	—
Directors and named executive officers
Irving R. Gerstein	67,700	*	85,368
R. Foster Duncan	15,105	*	158,483
Kevin T. Howell	122,472	*	58,483
Holli C. Ladhani	—	—	129,291
Gilbert S. Palter	500,000	*	46,923
Teresa M. Ressel(6)	31,000	*	73,098
James J. Moore, Jr.(7)	350,253	*	—
Terrence Ronan(7)	212,765	*	—
Joseph E. Cofelice(7)	517,549	*	—
All Directors and current executive officers as a group (9 persons)	1,816,844	1.6%	551,646

*
Less than 1%

(1)
The applicable percentage ownership is based on 115,229,497 Common Shares issued and outstanding as of April 28, 2017.

(2)
Deferred share units ("DSUs") owned by Directors are excluded from the calculation of common shares beneficially owned.

(3)
Based on Schedule 13D/A filed on January 23, 2017 (the "Mangrove Schedule 13D/A") with the SEC by The Mangrove Partners Master Fund, Ltd. ("Mangrove Master Fund"), The Mangrove Partners Fund, L.P. ("Mangrove Fund"), Mangrove Partners Fund (Cayman), Ltd. ("Mangrove Fund Cayman"), Mangrove Partners, Mangrove Capital and Nathaniel August (each of the foregoing, collectively, "Mangrove"), with respect to 8,581,212 Common Shares directly owned by Mangrove Master Fund. As the two controlling shareholders of Mangrove Master Fund, each of Mangrove Fund and Mangrove Fund Cayman may be deemed the beneficial owner of the Common Shares owned by Mangrove Master Fund. Mangrove Partners is the investment manager of each of Mangrove Master Fund, Mangrove Fund and Mangrove Fund Cayman. Mangrove Capital is the general partner of Mangrove Fund. Mr. August is the Director of each of Mangrove Partners and Mangrove Capital. By virtue of these relationships, each of Mangrove Partners, Mangrove Capital and Mr. August may be deemed to beneficially own Common Shares owned by Mangrove Master Fund. According to the

  Mangrove Schedule 13D/A, (i) Mangrove Master Fund beneficially owns 8,581,212 Common Shares, (ii) Mangrove Fund beneficially owns 8,581,212 Common Shares, (iii) Mangrove Fund Cayman beneficially owns 8,581,212 Common Shares, (iv) Mangrove Partners beneficially owns 8,581,212 Common Shares, (v) Mangrove Capital beneficially owns 8,581,212 Common Shares and (vi) Mr. August beneficially owns 8,581,212 Common Shares. Each of the above has shared voting and investment power over Common Shares beneficially owned by it. The address of each Mangrove entity and Mr. August is 645 Madison Avenue, 14th Floor, New York, New York 10022.

(4)
Based on Schedule 13G/A filed February 14, 2017 (the "12 West Schedule 13G/A") with the SEC by 12 West Capital Management, LP ("12 West Management"), 12 West Capital Fund ("12 West Onshore Fund") and 12 West Capital Offshore Fund LP ("12 West Offshore Fund") (each of the foregoing, collectively, "12 West"), with respect to 7,188,076 Common Shares owned by 12 West Onshore Fund and 12 West Offshore Fund. 12 West Management is the investment manager of each of 12 West Onshore Fund and 12 West Offshore Fund. Joel Ramin, as the sole member of 12 West Capital Management, LLC, the general partner of 12 West Management, possesses the voting and dispositive power with respect to all securities beneficially owned by 12 West Management. According to the 12 West Schedule 13G/A, (i) 12 West Onshore Fund beneficially owns 4,213,983 Common Shares and (ii) 12 West Offshore Fund beneficially owns 2,974,093 Common Shares. 12 West Management is deemed to beneficially own 7,188,076 shares of Common Stock. Each of the above has shared voting and investment power over Common Shares beneficially owned by it. The address of each 12 West entity is 90 Park Avenue, 41st Floor, New York, New York 10016.

(5)
Based on Schedule 13G filed on January 30, 2017 (the "BlackRock 13G") with the SEC by BlackRock Inc. ("BlackRock") with respect to beneficial ownership of 6,414,073 Common Shares, of which (i) BlackRock (Netherlands) B.V., (ii) BlackRock Advisors, LLC., (iii) BlackRock Asset Management Canada Limited, (iv) BlackRock Asset Management Schweiz AG, (v) BlackRock Financial Management, Inc., (vi) BlackRock Fund Advisors, (vii) BlackRock Institutional Trust Company, N.A., (viii) BlackRock Investment Management (Australia) Limited, (ix) BlackRock Investment Management (UK) Ltd, and (x) BlackRock Investment Management, LLC, all of which are wholly-owned subsidiaries of BlackRock, are the beneficial owners of 6,414,073 Common Shares. According to the BlackRock 13G, BlackRock has sole voting power with respect to 6,217,814 Common Shares, and sole power to dispose of or to direct disposition of 6,414,073 Common Shares. BlackRock's address is 55 East 52nd Street, New York, New York 10055.

(6)
Teresa M. Ressel will not stand for re-election at the Meeting.

(7)
Common Shares beneficially owned exclude 539,904 unvested notional shares held under the Transition Equity Grant Participation Agreement and 422,254 unvested notional shares granted under the LTIP for James J. Moore, Jr., President and Chief Executive Officer, 284,789 unvested notional shares granted under the LTIP for Terrence Ronan, Executive Vice President—Chief Financial Officer, and 224,086 unvested notional shares granted under the LTIP for Joseph E. Cofelice, Executive Vice President—Commercial Development.

Executive Officers Who are Not Directors

              The following table sets forth the names, ages and positions of the executive officers of the Corporation other than Mr. Moore, who is a director of the Corporation.

Name	Age	Position	Date Appointed as Officer
Terrence Ronan	57	Executive Vice President—Chief Financial Officer, Principal Financial and Accounting Officer and Corporate Secretary	August 20, 2012
Joseph E. Cofelice	59	Executive Vice President—Commercial Development	September 16, 2015

              Terrence Ronan:    Mr. Ronan joined Atlantic Power in August 2012. He is currently Executive Vice President—Chief Financial Officer, Principal Financial and Accounting Officer and Corporate Secretary, with primary responsibility for all finance-related functions, as well as playing a central role in the development and execution of the Corporation's operational and strategic initiatives. Mr. Ronan is a financial professional with more than 25 years of management and capital-raising experience. From April 2011 through August 2012, Mr. Ronan served as Managing Director—Finance and Assistant Treasurer at Plains All American Pipeline, L.P., a publicly traded master limited partnership engaged in the transportation, storage, terminalling and marketing of crude oil, refined products and liquefied petroleum gas and other natural gas related products. Prior to that, Mr. Ronan served as President and Chief Executive Officer of SemGroup, L.P. where he oversaw the operations of the privately held partnership engaged in the transportation, storage, terminalling and marketing of crude oil, LPG and natural gas. He was appointed Interim President and Chief Executive Officer of SemGroup, L.P. with the knowledge that bankruptcy proceedings would be filed in the United States and Canada in 2008 and led SemGroup, L.P. through its reorganization, with SemGroup, L.P. emerging from bankruptcy in November 2009. From 2006 through 2008, Mr. Ronan served as Managing Director at Merrill Lynch Capital where he co-founded the start-up Energy Finance practice, in which he was responsible for origination activities in the midstream and Exploration and Production ("E&P") sectors. Mr. Ronan also spent 14 years at Bank of America, and predecessors Fleet Boston and BankBoston, culminating in his role as Managing Director where he focused on financing industry-leading E&P, midstream and refining and marketing companies. Mr. Ronan graduated with a Bachelor of Science from Bates College and later received a Masters of Business Administration from the University of Michigan Ross School of Business. He also served in the U.S. Navy from 1981 to 2007, active and reserve components, retiring after 26 years with the rank of Captain.

              Joseph E. Cofelice:    Mr. Cofelice joined Atlantic Power as Executive Vice President—Commercial Development in September 2015 from General Compression, Inc., a compressed air energy storage technology company, where he had been CEO and served as a member of its Board of Directors since December 2012. From 2010 to April of 2013, Mr. Cofelice served as CEO and a member of the Board of Westerly Wind LLC, a provider of project development capital to the wind industry. Mr. Cofelice served as the Chairman of the Board of Westerly Wind LLC from April 2013 through September 2015. From December 2012 to April 2013, Mr. Cofelice served as CEO of both General Compression, Inc. and Westerly Wind LLC concurrently. Both General Compression and Westerly Wind were part of US Renewables Group's portfolio of investments. From 2002 to 2008, Mr. Cofelice was the President of Catamount Energy Corporation. Prior to his tenure at Catamount, he served in a number of management roles at American National Power from 1987 to 2002, including serving as CEO. Mr. Cofelice has more than 30 years of experience in the energy industry. Mr. Cofelice graduated with a Bachelor of Science in Business Administration from Northeastern University.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (CD&A)

Executive Summary

              In this summary, we provide the context for and the details of the executive compensation in 2016. Additional information follows in the balance of the Compensation Discussion and Analysis (the "CD&A").

              In 2016, Atlantic Power continued to focus on delivering long-term value to our shareholders by focusing on debt reduction, capital allocation, servant leadership and detailed execution. We believe that our executive compensation program is designed appropriately to attract and retain executives who can effectively lead the Company and continue our long-term focus. Specifically, Atlantic Power has put in place compensation programs that emphasize pay for performance using a mix of both quantitative and qualitative performance measures which are designed to deliver long-term value to our shareholders. Although some might prefer a purely formulaic approach to compensation, we strongly believe that strictly mechanical calculations may have unintended results and may not be ideal in a company such as ours with a focus on long-term value creation per share. The Board and the management team are highly focused on intrinsic value per share and free cash flow per share. Because those numbers are subject to estimates and interpretations, it is imperative that we have a Board and a management team that are capable of rigorous analysis and critical thinking in evaluating the numbers in order to develop a feel for what is real.

              One example of our long-term value-oriented approach is how we think about Power Purchase Agreements ("PPAs") and average PPA life and related metrics. PPAs are essentially equivalent to hedges. At the bottom of a market cycle, hedges are highly valued because they are working well (limiting downside) and so the inclination is toward more of them. At market tops, hedges are viewed more negatively as they are limiting the upside attributable to rising prices. In the past couple of years prices in the wholesale power markets have declined precipitously. As a company we try to be inversely emotional in our operations and investments. At the top of a market when many asset owners and investors are focused on leverage to further price increases, we would prefer to be putting on hedges and extending PPAs. At the bottom of the market when PPAs are rewarded, and unhedged or merchant assets are seen as having little value, we have a cautious approach to hedging and PPA extensions (which lock in the current level of low prices). Today markets are rewarding portfolios with longer PPA lives so the incentive, following the market's current preference, is to extend PPAs in order to extend the life of the portfolio. But a focus on extending the PPA life of a portfolio to improve our "metrics" would be nonsensical without reference to the prices that can be achieved on an extension. Instead, we look carefully at the particular situation at each plant and in the local markets. An analogy is hedging a stock portfolio. In 2007 if you were an investor who aggressively hedged your portfolio, it cost you money and probably market favor but after the market was cut in half you looked very smart. The time to hedge was in 2007, not in late 2008.

              As a company we are trying to be thoughtful and thorough in developing compensation incentives that will leave us in an unconventional position at times. We are very numbers-driven in our business. We are very focused on costs, as demonstrated by our progress in reducing interest expense and overhead costs during the past few years. We are working on benchmarking. We want to be as flexible in our approaches as necessary in a turnaround situation, including with respect to compensation. Although some might argue that this more fluid approach could be used to justify higher compensation, we recommend that investors pay attention to the payout levels from year to year. Are they commensurate with the progress in the turnaround? Do they only go up or are there down years as well? What is the spread between the CEO's compensation and that of the direct reports?

              In addition, shareholder alignment is rightly a major focus of investors, including in the compensation arena. There are many criteria used to look at alignment. Our view is that the best way of aligning with shareholders is to be a shareholder. All three of our named executive officers have made market purchases of Atlantic Power shares since the current management team arrived two years ago. Three of the currently serving independent Directors have purchased shares during this period and in 2016, two of the Directors took the majority of their fees in DSUs. Since Mr. Moore joined the Corporation as CEO in January 2015, insiders as a group have purchased nearly 1.5 million shares for an investment of approximately $3.4 million.

              To further strengthen alignment, the Board and management made significant changes to the ownership guidelines for directors and management, increasing the required ownership and expanding the number of executives covered by the guidelines. A discussion of these changes can be found on pp. 37-38 of this Information Circular and Proxy Statement.

Corporate Strategy and Performance—Achievements and Business Highlights

              We remain focused on reducing our debt levels, growing the intrinsic value per share of the Corporation and increasing our discretionary cash flow in order to allocate our capital in ways that provide for a good return to the Corporation. We continue to prioritize repurchases of our debt and equity, which are currently trading at compelling price-to-value levels. We are also focused on controlling costs. We continue to identify and make additional attractive investments in our fleet, some of which are linked to possible contract extensions. We value the environment, health, safety and well-being of our operations personnel, and continue to make investments to maintain our fleet in a strong operational status at all times.

              Overall 2016 was a successful year for the Corporation as demonstrated by the key accomplishments listed below. During 2016, we refinanced our existing term loan and revolver with a larger $700 million term loan and a $200 million revolver, both with extended maturity dates. We now have no corporate debt maturities prior to June 2019. We also paid down $288 million of debt, ending the year with a reduction in consolidated debt of approximately $22 million, net of the term loan upsizing. Since year end 2013, we have reduced consolidated debt by more than $800 million and improved our maturity profile considerably. We also made further progress in reducing our interest payments and corporate overhead costs, which are now $60 million and $31 million lower than 2013 levels, respectively. In addition, we have lowered our share count by 6.6% since December 2015 by repurchasing and canceling approximately 8.1 million common shares at an average price of $2.42 per share.

              By strengthening our balance sheet, addressing our near-term maturities and reducing our fixed costs, we believe that we have positioned the Corporation to take a disciplined approach on renewals of PPAs and withstand an extended downturn in a very cyclical business. We are enthusiastic about our strengthened financial position, expected 2017 operating cash flow and the uses of capital that we have available which are consistent with our objective of increasing intrinsic value per share.

              After two years of dramatic change, the Corporation is now in a position to pay down an additional $150 million or more of debt in 2017; to continue to repurchase shares when they trade at a significant discount to our estimates of intrinsic value per share, to work toward PPA renewals without financial pressure to transact quickly in a down market, and to begin to implement a growth strategy, with efforts currently focused on industrial customers.

              The Corporation's key accomplishments in 2016 were as follows:

Culture

  •
  Safety.  Our total recordable injury rate improved from 1.67 in 2015 to 0.69 in 2016, which was below (better than) the industry average for generation companies.

  •
  Servant Leadership.  We continued to focus on a culture of servant leadership, execution, details and cost savings throughout the Corporation.

Operational

  •
  Availability.  Our plants had an availability factor of 93%, which was a strong performance although down slightly from 2015 due to an extensive planned outage at our Morris plant.

  •
  Maintenance and optimization initiatives.  We completed a major scheduled outage at our Morris plant, during which we upgraded two of the three gas turbines to increase output and improve efficiency and added fast start capability to an auxiliary boiler. We also completed a spillway upgrade to our Curtis Palmer facility to better manage ice in the water flows during the winter.

Commercial

  •
  Ontario contract revisions.  In late 2016, we reached agreement with the customer for our North Bay, Kapuskasing and Nipigon plants in Ontario on revised contractual arrangements for these plants for 2017 (and in the case of Nipigon, continuing for most of 2018). Because the plants are not needed to supply power currently, we have put them in a non-operational status. We expect these actions to have a positive impact on our financial results in 2017 while also generating cost savings for customers and achieving goals important to the Province.

Financial

  •
  Successful refinancing.  In April 2016, we refinanced both our existing $448 million term loan facility and our $210 million revolving credit facility. Despite difficult market conditions, we were able to increase the size of the term loan to $700 million and gain flexibility on the $200 million corporate revolver. Both have later maturity dates, thereby improving our debt maturity profile.

  •
  Debt reduction.  Using the excess proceeds from the term loan refinancing, we redeemed our 2017 convertible debentures at par in May 2016 and reduced the amount outstanding of our 2019 convertible debentures. Net of the refinancing, we reduced consolidated debt approximately $22 million in 2016 and by approximately $880 million cumulatively since 2013. Our leverage ratio has improved from 9.5 times at year end 2013 to 5.6 times at year end 2016. In our year end 2016 financial results release, we provided guidance that the Corporation expects to repay another $150 million or more of debt in 2017.

  •
  Reduction in cash interest payments.  The cumulative reduction in debt has reduced our cash interest payments by $60 million since 2013.

  •
  Reduction in overhead costs.  We reduced our total overhead costs by 28% to $23 million in 2016 from $32 million in 2015. Since 2013, we have reduced these costs by $31 million or 58%.

  •
  Increased operating cash flow.  We reported Cash from operating activities of $112 million in 2016 versus $87 million in 2015, with the increase primarily attributable to lower cash interest payments and lower overhead costs.

  •
  Improved liquidity.  Our liquidity at year end 2016 was $204 million, up from $178 million at year end 2015. The increase was attributable to the term loan refinancing and a reduction in letters of credit outstanding.

  •
  Remediated material weakness in accounting controls.  We developed and implemented new control procedures and successfully tested these during our annual goodwill impairment test in the fourth quarter of 2016. As a result, there is no longer a material weakness in our accounting controls for goodwill impairment.

Capital Allocation

  •
  Investments in fleet.  We continued our program of making attractive optimization investments in our fleet, making another $3.4 million of such investments in 2016, bringing the total invested from 2013 through 2016 to $25 million. These investments generated a cash return of approximately $8 million or 30% in 2016 and a cumulative cash return of $19.5 million since 2013.

  •
  Share repurchase.  Based on our view that the share price represented a significant discount to our estimates of intrinsic value per share, we allocated $19.6 million to share repurchases in 2016, repurchasing and canceling approximately 8.1 million common shares (6.6% of shares outstanding) at an average price of US$2.42 per share. Separately, management and directors purchased approximately 0.3 million shares at an average price of US$2.32. We believe insider ownership is a strong indicator that management and directors believe in the company and are acting in the best interest of the shareholders. As a result, the Corporation modified its share ownership policy to increase ownership requirements of directors and officers and extended its application to include non-officer managers at the senior vice president level.

              The following describes the Corporation's compensation policies and practices as they relate to our named executive officers included in this CD&A. Our named executive officers are as follows at December 31, 2016:

Name	Title	Tenure at Atlantic Power

James J. Moore, Jr.	President and Chief Executive Officer	Since January 2015

Terrence Ronan	Executive Vice President, Chief Financial Officer, Principal Financial and Accounting Officer and Corporate Secretary	Since August 2012

Joseph E. Cofelice	Executive Vice President—Commercial Development	Since September 2015

              The named executive officers, along with other select members of the senior management team, participate in the compensation programs described in this CD&A.

Executive Compensation Objectives

              The primary objective of our executive compensation program is to provide a competitive, performance-based plan that enables the Corporation to attract, retain and motivate key individuals. Compensation plays an important role in achieving short-term and long-term business objectives that ultimately drive value creation and business success in alignment with long-term shareholder goals. The objectives of the Corporation's compensation program are to:

  •
  align the interests of the executive officers with Shareholders' interests and with the execution of the Corporation's business strategy;

  •
  attract, retain and motivate highly qualified executive officers with a history of proven success;

  •
  establish performance goals that, if met by the Corporation, are expected to improve long-term shareholder value; and

  •
  tie compensation to performance goals and provide meaningful rewards for achieving them.

              The compensation program of the Corporation has been established in order to compete with remuneration practices of companies similar to the Corporation and those which represent potential competition for the Corporation's executive officers and other employees. In this respect, the Corporation identifies remuneration practices and remuneration levels of companies that are likely to compete for its talent. In designing the compensation program, the Board of Directors works to provide competitive market compensation opportunities for each of our named executive officers. The Board of Directors reviews each element of compensation for market competitiveness and may weigh a particular element more heavily based on the named executive officer's role.

              Our executive compensation program is administered by our independent Compensation Committee.

              The following highlights important compensation principles and practices of Atlantic Power.

What we have:	What we don't have:

• Compensation programs designed to attract, motivate and retain executives	• Single trigger change-in-control vesting and payments
• Stock ownership guidelines	• Tax gross-ups
• Clawback provision	• Excessive perquisites for executives
• Compensation Committee independent outside compensation consulting firm, Pearl Meyer	• Supplemental retirement plans • Guaranteed bonus payments for executives
• Executive compensation targeted at market median	• Compensation programs that encourage inappropriate risk-taking
• Majority of compensation comprised of variable cash and equity linked to results	• Excessive severance payments
• Anti-Hedging/Anti-Pledging policy (implemented 2017)

Shareholder Engagement and the 2016 Say-on-Pay Vote

              We actively engage with shareholders to solicit their feedback on our executive compensation and governance practices. The feedback we receive is an important component of our evaluation of the Corporation's existing policies.

              As part of this process, we strive to provide shareholders with clear information, and we are committed to continuous improvement. We consider and incorporate shareholder feedback into our compensation design, as appropriate.

              The Corporation also considers the outcome of its annual "Say-on-Pay" vote when making future compensation decisions for named executive officers. At the Corporation's Annual Meeting of Shareholders held on June 21, 2016, 77% of the votes cast supported the Say-on-Pay proposal.

              Following the 2016 Annual Meeting, we engaged with shareholders representing approximately 24% of the Corporation's shares issued and outstanding to discuss the executive compensation program and other matters to determine potential areas of improvement. Based on our discussions, shareholders are broadly supportive of our executive compensation program.

              In response to the Say-on-Pay vote result and feedback from our shareholder engagement efforts, we have made a number of changes to the executive compensation program, which are summarized below.

  •
  Reduced Discretionary Component of the Short-Term Incentive Plan ("STIP").  Shareholders believe that discretionary evaluation components should be limited when determining STIP payouts. As such, we amended our STIP to reduce the discretionary component of the STIP award to 40% from 50% and introduced operational performance metrics, in addition to financial metrics, to achieve a balanced approach to executive performance evaluation.

  •
  Enhanced STIP Disclosure.  To provide a better framework for how the STIP awards are determined, we have disclosed threshold, target and maximum goals for the financial and operational objectives under the STIP.

  •
  Revised LTIP-Granting to Consider Performance Across Multiple Dimensions.  Going forward, we will evaluate return on invested capital, debt management, environmental, health and safety and other measures, in addition to total shareholder return, when determining the amount of awards granted under the LTIP.

  •
  Introduced LTIP Performance-Vesting for all Named Executive Officers.  We have increased the link between pay and performance by establishing performance-vesting conditions for a portion of the LTIP awards made to all executives. Previously only the LTIP award for the CEO was subject to performance-based vesting.

              Following our shareholder engagement efforts in 2016 and in-line with governance best practices, we have amended our Director and Executive Officer Share Ownership Policy to increase the ownership requirement for directors and executive officers.

  •
  Director Ownership Policy.  We have increased the ownership requirement from a minimum of three times each director's annual base cash retainer to a minimum of three times their annual total compensation.

  •
  Executive Officer Ownership Policy.  We have increased the requirement for the CEO from a minimum of three times annual base salary to five times, for the other named executive officers from a minimum of two times annual base salary to three times, and implemented a requirement of two times base salary for non-officer management at the senior vice president level.

Key Compensation Drivers in 2016

              Overall 2016 was a successful year for the Corporation as demonstrated by the achievements listed in the executive summary to this report. During 2016, we refinanced our existing term loan and revolver with a larger $700 million term loan and a $200 million revolver, both with extended maturity dates. We also paid down $288 million of debt, ending the year with a reduction in consolidated debt of approximately $22 million, net of the term loan upsizing. Since year end 2013, we have reduced consolidated debt by more than $800 million and improved our maturity profile considerably. We also made further progress in reducing our interest payments and corporate overhead costs, which are now $60 million and $31 million lower than 2013 levels, respectively. In addition, we have lowered our share count by 6.6% since December 2015 by repurchasing and canceling approximately 8.1 million common shares at an average price of $2.42 per share.

              By strengthening our balance sheet, addressing our near-term maturities and reducing our fixed costs, we believe that we have positioned the Corporation to take a disciplined approach on renewals of PPAs and withstand an extended downturn in a very cyclical business. We are enthusiastic about our strengthened financial position, expected 2017 operating cash flow and the uses of capital that we have available which are consistent with our objective of increasing intrinsic value per share.

              After two years of dramatic change, the Corporation is now in a position to pay down an additional $150 million or more of debt in 2017; continue to repurchase shares when they trade at a significant discount to our estimates of intrinsic value per share, work toward PPA renewals without financial pressure to transact quickly in a down market, and begin to implement a growth strategy, with efforts currently focused on industrial customers.

Executive Compensation

              Our compensation program for our named executive officers includes a base salary, cash bonus under the short-term incentive plan ("STIP") and eligibility for equity compensation awards under the long-term incentive plan ("LTIP"), as reflected in their respective employment agreements, all of which have been approved by the Compensation Committee and the Board of Directors.

    Base Salary

              Base salaries for our named executive officers were unchanged during fiscal 2016 as compared with fiscal 2015. Base salaries are reviewed annually by the Compensation Committee with a goal of ensuring that they are appropriate and competitive. These reviews were based on the level of responsibility, the experience level, competitive salaries for similar positions in the market, and an individual's personal contribution to the Corporation's operating and financial performance. Actual base salary information is shown in the Summary Compensation Table for the named executive officers.

    Short-Term Incentive Plan (STIP)

              The named executive officers and other employees of the Corporation are eligible to participate in the short-term incentive plan as determined by the Board of Directors. The STIP is intended to compensate executives for achieving the Corporation's short-term business strategy based on the achievement of goals set by the compensation committee.

              The Corporation used three performance metrics in its STIP plan with weightings and descriptions provided as follows:

40%—Financial Objectives.    Adjusted Cash Flows from Operating Activities is used to evaluate cash flows from operating activities without the effects of changes in working capital balances, acquisition expenses, litigation expenses, severance and restructuring charges, debt prepayment and redemption costs and cash provided by or used in discontinued operations. The intent is to reflect normal operations and remove items that are not reflective of the long-term operations of the business. The target level of Adjusted Cash Flows from Operating Activities is based on the company's annual budget. To the extent that Adjusted Cash Flow from Operating Activities is below or above budget because actual water flows or waste heat are below or above the averages, upon which the budget is based, this difference (positive or negative) is excluded from the result. The following were the approved objectives for this metric in fiscal 2016:

20%—Operational Objectives.    The operational objective component of the STIP is based upon annual goals set for each plant and reflects our efforts towards environmental, health & safety (EH&S), compliance, plant financial performance, operational performance, maintenance and training. At the beginning of each year, a detailed scorecard is put in place for each of our 17 plants, utilizing a wide array of metrics, including some that are specific to the circumstances of a particular plant. At the end of the year, these results are reviewed and averaged to determine the score for this metric of the STIP. The following were the approved objectives for this metric in fiscal 2016:

40%—Strategic/Qualitative.    The strategic/qualitative component of the award is based on the evaluation of the Corporation's overall performance, shareholder value, stakeholder value, optimization initiatives, EH&S and other qualitative measures including leadership, commitment and overall effectiveness, as determined by the Compensation Committee.

              In January 2017, the Compensation Committee determined that Messrs. Moore, Ronan and Cofelice were eligible for annual incentive awards under the pre-established performance criteria noted above. The Compensation Committee made these awards based primarily on the achievements of the Corporation relating to the three performance categories.

Measurement Category	Actual Result
Financial Objectives (40%)	The criterion used to determine this component is Adjusted Cash Flow from Operating Activities relative to the $112 million approved budget. Actual Adjusted Cash Flow from Operating Activities for the year was $103 million. As calculated above, exclusion of the difference between actual and assumed water flow and waste heat resulted in a 100% target payout for this component.
Operational Objectives (20%)
The criteria used to determine this component consist of pre-determined plant operational objectives including EH&S, compliance, plant financial performance, operational performance, maintenance and training. The average score of all 17 plants was 95%, resulting in a 64% of target payout for this component.
Strategic/Qualitative (40%)
The strategic/qualitative component of the award is based on the evaluation of the Corporation's overall performance, individual performance, total shareholder value, stakeholder value, optimization initiatives, EH&S and other qualitative measures.

              In determining the STIP amounts, the Compensation Committee assessed Messrs. Moore, Ronan and Cofelice's performance in terms of their individual groups as well as the relationship of their achievements to the direction of the Corporation as a whole. It is the view of the Compensation Committee that 2016 was a successful year for Atlantic Power as it achieved many strategic objectives set earlier in the year as described above. The stock price increased 27% for the year, placing us in the 58th percentile of total shareholder return (TSR) against our peer group. It is the view of the Compensation Committee that the STIP measures and targets must be evaluated in context of the overall assessment of the Corporation's performance. The STIP awards approved by the Compensation Committee were a result of this approach and ultimately the awards to Messrs. Moore, Ronan and Cofelice reflect the fact that overall results were above expectations.

              For the STIP award paid in 2017 based on the 2016 performance year, Mr. Moore's award was determined to be $546,250 based on the Compensation Committee's review of the components of the STIP, and the foregoing additional subjective factors. In particular, Mr. Moore contributed to the Corporation's achievement of its goals described above in the areas of strategy and leadership, specifically focusing on reducing G&A, significantly reducing debt and prioritizing our intrinsic value per share.

              Mr. Ronan's STIP award was determined to be $360,000 based on the Compensation Committee's review of the components of the STIP, and the foregoing additional subjective factors. In particular, Mr. Ronan contributed to the Corporation's achievement of its goals described above in the areas of financial and risk management, specifically focusing on reshaping the balance sheet.

              Mr. Cofelice's STIP award was determined to be $380,000 based on the Compensation Committee's review of the components of the STIP, and the foregoing additional subjective factors. In particular, Mr. Cofelice contributed to the Corporation's achievement of its goals described above in the areas of commercial management and our recontracting efforts.

              The table below shows the STIP awards paid to the Corporation's named executive officers in 2017 based on the 2016 performance year as a percentage of each officer's 2016 base salary. For comparison purposes, the table also includes the awards paid to the Corporation's named executive officers in 2016 based on the 2015 performance year as a percentage of each officer's 2015 base salary.

Named Executive Officer	2016 Base Salary	Target Ranges for STIP as % of 2016 Base Salary	2016 STIP Award (US$) (% of 2016 Base Salary)	2015 STIP Award (US$) (% of 2015 Base Salary)
James J. Moore, Jr.	$575,000	75-100%	$546,250 (95%)	$740,000 (128%)
Terrence Ronan	$400,000	50-100%	$360,000 (90%)	$400,000 (100%)
Joseph E. Cofelice	$400,000	75-100%	$380,000 (95%)	$106,400 (80%)(1)

(1)
Mr. Cofelice received a prorated payout of 80% of the STIP award based on his hire date.

    Long-Term Incentive Plan

              The named executive officers and other employees of the Corporation are eligible to participate in the long-term incentive plan ("LTIP") as determined by the Board of Directors. The purpose of the LTIP is to align the interests of employees with those of the Shareholders by providing an opportunity to increase their share ownership over time and to assist in attracting, retaining and motivating key employees of the Corporation by making a significant portion of their incentive compensation directly dependent upon the achievement of strategic, financial and operational objectives critical to growing the Corporation and increasing its long-term value.

              In determining the amounts of the LTIP awards each year, the Compensation Committee takes into consideration the pay levels for each executive and evaluates the Corporation's operational and financial performance and the performance of the Corporation's shares over the past year. This evaluation is based on a number of factors, including total shareholder return (TSR; relative and absolute), Adjusted Cash Flow from Operating Activities, return on invested capital (ROIC), debt management, EH&S performance, and other objective and subjective measures. In addition to considering these factors, the Compensation Committee may also exercise discretion in determining the size of the LTIP award each year.

              In 2016, the Company's share price increased 26.9%, which placed it in the 58th percentile amongst peers.

              Our Committee believes the LTIP measures and targets must be evaluated in context of the overall assessment of the Corporation's performance. The LTIP awards approved by the Compensation Committee were a result of this approach and ultimately the awards to Messrs. Moore, Ronan and Cofelice reflect the fact that management had very good execution in 2016.

              For 2016, the possible quantum of awards under the LTIP ranged from zero to a cap of $575,000 for the Chief Executive Officer and $400,000 for each of the Executive Vice President—Chief Financial Officer and Executive Vice President—Commercial Development.

              Mr. Moore received a grant of $546,250 or 229,517 notional shares, which represents approximately 95% of the maximum award available under the LTIP.

              Mr. Ronan received a grant of $360,000 or 151,261 notional shares, which represents approximately 90% of the maximum award available under the LTIP.

              Mr. Cofelice received a grant of $380,000 or 159,664 notional shares, which represents approximately 95% of the maximum award available under the LTIP.

              The number of notional shares awarded is calculated by dividing the total LTIP award by the market price per Common Share. The market price per Common Share is defined in the LTIP as the weighted average closing price of a Common Share on the Toronto Stock Exchange ("TSX") for the five trading days immediately preceding the grant date and then converted to U.S. dollars based on the exchange rate for that day. Notional shares are meant to track the investment performance of Common Shares, including market prices and distributions. Any notional shares granted to a participant in respect of a performance period will be credited to a notional share account for each participant on the determination date for such performance period. Each notional share is entitled to receive distributions equal to the distributions on a Common Share, if any, to be credited in the form of additional notional shares immediately following such distribution on the Common Shares.

              As shown in the following table, the LTIP awards granted on February 28, 2017, with respect to performance during 2016, were made up of:

  •
  50% time-based restricted stock units (TSUs); and

  •
  50% performance-based restricted stock units (PSUs).

		50% Time-Based Restricted Stock Units (TSUs)		50% Performance-Based Restricted Stock Units (PSUs) at Target

Name	Total LTIP Award Amount (US$)	US$	Common Shares(1)	US$	Commons Shares(1)

James J. Moore, Jr.	$546,250	$273,125	114,759	$273,125	114,759

Terrence Ronan	$360,000	$180,000	75,631	$180,000	75,631

Joseph E. Cofelice	$380,000	$190,000	79,832	$190,000	79,832

(1)
Based on a US$ price of $2.38 per notional share.

              TSUs vest one-third per year over the following three years. PSUs are earned and vested one-third per year over the following three years based on the Compensation Committee's overall assessment of the Corporation's performance. Each year based on the performance assessment, the executive is eligible to receive from 0% to 150% of the original one-third target amount for that year as an earned and vested award, as determined by the Compensation Committee. The assessment of performance by the Compensation Committee is discretionary and will consider all of the factors discussed above.

              The following table highlights the range of PSUs that are eligible to be earned and vested over each of the next three years based on the Compensation Committee's discretionary assessment of the Corporation's performance.

			2017		2018		2019

	PSUs		Eligible PSU Range (up to 150% of target)	Earned / Vested PSUs	Eligible PSU Range (up to 150% of target)	Earned / Vested PSUs	Eligible PSU Range (up to 150% of target)	Earned / Vested PSUs

Name	(US$)	Common Shares	Common Shares		Common Shares		Common Shares

James J. Moore, Jr.	$273,125	114,759	0-57,380	TBD	0-57,380	TBD	0-57,380	TBD

Terrence Ronan	$180,000	75,631	0-37,816	TBD	0-37,816	TBD	0-37,816	TBD

Joseph E. Cofelice	$190,000	79,832	0-39,916	TBD	0-39,916	TBD	0-39,916	TBD

              As noted above, the Compensation Committee uses relative and absolute TSR as one of the performance measures to determine the size of the LTIP award each year, as well as to determine the number of PSUs that are earned and vested over each of the three years in the three-year PSU performance period. To assess the Corporation's relative TSR performance, the Compensation Committee reviewed TSR as compared to the following companies (or groups of companies) in the peer group:

  •
  Algonquin Power & Utilities Corp.;

  •
  Boralex, Inc.;

  •
  Brookfield Renewable Power Fund;

  •
  Capstone Infrastructure Corp.;

  •
  Innergex Renewable Energy, Inc.;

  •
  Maxim Power Corp;

  •
  Northland Power, Inc.;

  •
  50 U.S.-listed master limited partnerships in the Alerian Index; and

  •
  18 utilities in the S&P 400 Utility Index.

              Pursuant to SEC rules and Canadian securities laws, these awards will be reported in the Summary Compensation Table in the Information Circular and Proxy Statement for the Corporation's 2018 Annual Meeting of Shareholders. The LTIP awards reported in the Summary Compensation Table in this Information Circular and Proxy Statement are the LTIP awards granted during 2016 in respect of the 2015 fiscal year, as discussed in the Information Circular and Proxy Statement for the Corporation's 2016 Annual Meeting of Shareholders.

Compensation Allocation

              The following provides the overall mix of actual compensation for 2016 for each of our named executive officers. Overall, approximately two-thirds of our total compensation package for our named executive officers is considered incentive (variable) compensation that changes year to year based on actual company and individual performance achievement.

Employment Agreements

              Effective January 26, 2015, the Corporation entered into an employment agreement with Mr. Moore. The employment agreement provides Mr. Moore with benefits including the following: (i) an initial annual base salary, which is subject to annual review and pro-rated for 2015; (ii) eligibility to participate in the STIP adopted by the Board of Directors from time to time, pro-rated for 2015; (iii) eligibility to participate in the LTIP as it may be amended by the Board of Directors from time to time; and (iv) benefits under the Corporation's welfare plans.

              Effective April 15, 2013, the Corporation entered into an employment agreement with Mr. Ronan. The agreement provides Mr. Ronan with benefits including the following: (i) an initial annual base salary, which is subject to annual review and if increased may not be subsequently decreased without the executive officer's consent during the term of the agreement; (ii) eligibility to participate in the STIP adopted by the Board of Directors from time to time, provided that the STIP may not be altered to the material detriment of the executive officer without his consent; (iii) eligibility to participate in the LTIP as it may be amended by the Board of

Directors from time to time, provided that the LTIP may not be altered to the material detriment of the executive officer without his consent; and (iv) benefits under the Corporation's welfare plans. This employment agreement had an initial three-year term ending March 31, 2016. Beginning in 2014, on January 1 of each year, the term of this employment agreement is extended by one year on a rolling basis, unless notice is given by the Corporation or the officer that the agreement will not be renewed.

              Effective on September 16, 2015, the Corporation entered into an employment agreement with Mr. Cofelice. The employment agreement provides Mr. Cofelice with benefits including the following: (i) an initial annual base salary, which is subject to annual review and pro-rated for 2015; (ii) eligibility to participate in the STIP adopted by the Board of Directors from time to time, pro-rated for 2015; (iii) eligibility to participate in the LTIP as it may be amended by the Board of Directors from time to time, pro-rated for 2015; and (iv) benefits under the Corporation's welfare plans.

Clawback

              Messrs. Moore, Ronan and Cofelice agree to be subject to a Financial Restatement and Clawback policy under which, in the event the Corporation's financial results are restated or are found to be inaccurate in a manner that materially affects the calculation of compensation for the executive officers, the independent directors of the Corporation may, subject to certain conditions, direct that the Corporation recover all or a portion of bonus or incentive compensation paid to the executive officer or gains realized by the executive officer with respect to equity-based awards or other incentive payments or cancel all or a portion of the stock-based awards granted to the executive officer that is related to a restatement of, or inaccuracy in, the Corporation's financial results due to intentional fraud or misconduct by the executive officer, and may take other disciplinary action in addition to remedies imposed by third parties, such as law enforcement agencies, regulators or other authorities, and any right of recoupment under Section 304 of the Sarbanes-Oxley Act of 2002, or otherwise required by law or stock exchange requirements.

              Each executive officer's employment agreement also contains certain provisions regarding termination of employment and change in control benefits. For a description of these provisions and post-employment restrictive covenants, see the section of this Information Circular and Proxy Statement titled "Potential Payments Upon Termination or Change in Control." None of our employment agreements provides for any excise tax or gross-ups for the benefit of our executive officers.

Retirement Benefits & Perquisites

              The Corporation offers all employees, including its named executive officers, participation in its 401(k) plan. The Corporation makes annual matching contributions to each named executive officer's 401(k) plan account based upon a predetermined formula that applies to all its employees. The matching contributions supplement employee's personal savings toward future retirement. The Corporation does not provide any material perquisites to its named executive officers.

Share Ownership Policy

              The Board of Directors adopted a share ownership policy for the Corporation's executive officers in order to further align the interests of the Corporation's executive officers with the long-term interests of the Shareholders. In April 2017, the Board modified the policy to increase the ownership requirements. The updated Policy provides that within five years of appointment the CEO must own shares equal to five times his annual base salary; the share ownership requirement is three times their respective salaries for each other named executive officer and two times their respective salaries for non-officer managers at the senior vice-president level.

              For purposes of the Policy, share ownership includes any shares owned, directly or indirectly, by an executive or his or her immediate family members or held by such person or his or her immediate family members as part of a tax or estate plan, and unvested notional shares or other equity securities issued under an equity or equity-based compensation plan of the Corporation. In the event of a decline in the price of the Corporation's Common Shares by 25% or more in any year such that the value of an executive officer's Common Shares falls below the requirements of the Policy, the executive officer will have a period of one year to acquire additional Common Shares to comply with the Policy. If the share ownership Policy for any executive officer is not met within the required time frame, the executive officer will be required to have 100% of his or her notional shares or equity-based compensation vest into Common Shares (in both cases, less Common Shares withheld or sold to pay taxes) until the requirements of the Policy are met.

              For purposes of determining compliance with the Policy, the value of a share means an assumed per share value based on the average of the closing prices of a Common Share on the New York Stock Exchange on the last trading day of each of the previous four fiscal quarters. The Policy went into effect on April 1, 2013, and the five-year grace period under the Policy, as described above, is still in effect for each of the Corporation's executive officers based on their hire date with the Corporation.

Compensation Committee Report

              The Compensation Committee of the Board of Directors of the Corporation has reviewed and discussed the Compensation Discussion and Analysis ("CD&A") required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this Information Circular and Proxy Statement.

              Submitted by the following independent directors who comprise the Compensation Committee:

    R. Foster Duncan, Chair
    Teresa M. Ressel*
    Kevin T. Howell
    Gilbert S. Palter

*
Ms. Ressel will not stand for re-election at the Meeting.

Summary Compensation Table

              The following table sets forth a summary of salary and other compensation for 2016, 2015 and 2014 of each named executive officer (in US$).

Name and principal position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-equity incentive plan compensation(3)	All other compensation(4)	Total Compensation

James J. Moore(5)	2016	575,000	242,650	345,000	303,600	45,438	1,511,688
Director, President and	2015	530,769	602,500	1,350,000	287,500	41,437	2,812,206
Chief Executive Officer		—	—	—	—	—	—

Terrence Ronan(6)	2016	400,000	148,800	240,000	211,200	32,532	1,032,532
Executive Vice President—	2015	400,000	200,000	350,000	200,000	30,068	1,180,068
Chief Financial Officer and Corporate Secretary	2014	400,000	35,000	350,000	140,000	35,122	960,122

Joseph E. Cofelice(7)	2016	400,000	168,800	80,000	211,200	33,884	893,884
Executive Vice President—	2015	112,308	53,200	200,000	53,200	5,191	423,899
Commercial Development		—	—	—	—	—	—

(1)
The amounts shown represent the sign-on bonus for Mr. Moore ($150,000) in 2015 and the discretionary component of STIP for 2014, 2015 and 2016 for all executives.

(2)
The amounts shown under "Stock Awards" reflect the grant date fair value of notional shares granted during the year and are calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") Topic 718. The assumptions used in determining the grant date fair value of these awards are described in Note 15 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2016. The amounts shown do not include dividend equivalent rights that accrued subsequently on notional shares. With respect to Messrs. Moore and Cofelice, their 2015 amounts represent an initial grant upon hire that they received under the terms of their employment agreements. All other amounts represent awards made under the LTIP in the calendar year with respect to performance for the previous year.

(3)
The amounts shown under "Non-equity incentive plan compensation" column for represent the non-discretionary component of awards made under the STIP.

(4)
Amounts represent the Corporation's matching 401(k) plan accounts and medical, dental, vision, short-term and long-term disability costs of each executive officer.

(5)
James J. Moore, Jr. was appointed as the President and Chief Executive Officer effective January 26, 2015.

(6)
Terrence Ronan was appointed as the Executive Vice President—Chief Financial Officer of the Corporation effective August 20, 2012.

(7)
Joseph E. Cofelice was appointed as the Executive Vice President—Commercial Development effective September 16, 2015.

Grants of Plan-Based Awards

              The following table provides additional information about plan-based awards granted during the year ended December 31, 2016 for each named executive officer. For more information regarding the terms of the plan-based awards referred to in this table, see

"Compensation Discussion and Analysis—Executive Compensation—Long-Term Incentive Plan" beginning on page 33.

		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards
Name	Grant date	Threshold (US$)	Target (US$)(1)	Maximum (US$)	Threshold (#)	Target (#)	Maximum (#)	All other stock awards: Number of shares of stock or units(2) (#)	Grant date fair value of stock awards (US$)(3)
James J. Moore, Jr.(4)	N/A	—	258,750	388,125
	03/04/16							192,737	345,000
Terrence Ronan(5)	N/A	—	120,000	180,000
	03/04/16							134,078	240,000
Joseph E. Cofelice(6)	N/A	—	180,000	270,000
	03/04/16							44,693	80,000

(1)
Amounts set forth in the "Target" column assume the award is 75% of the maximum payout for Messrs. Moore and Cofelice and 50% of the maximum payout for Mr. Ronan in accordance with the applicable STIP target.

(2)
The amounts shown for Mr. Moore, Mr. Ronan and Mr. Cofelice represent a grant under the LTIP for performance in 2015.

(3)
Amounts are calculated in accordance with FASB ASC Topic 718.

(4)
Mr. Moore's grant of 192,737 notional shares on March 4, 2016 will vest in full in February 2019.

(5)
Mr. Ronan's grant of 134,078 notional shares on March 4, 2016 vested one-third in February 2017 and the remaining two-thirds will vest in two equal installments on each of February 2018 and February 2019.

(6)
Mr. Cofelice's grant of 44,693 notional shares on March 4, 2016 vested one-third in February 2017 and the remaining two-thirds will vest in two equal installments on each of February 2018 and February 2019.

Outstanding Equity Awards at Fiscal Year End

              The following table sets forth, for each named executive officer, all equity-based awards outstanding as of December 31, 2016:

			Stock Awards
Name	Number of shares or units of stock that have not vested(1)	Market value of shares or units of stock that have not vested (US$)(2)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested(3)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested (US$)(2)(3)
James J. Moore, Jr.	462,689	1,156,722	269,952	674,880
Terrence Ronan	271,024	677,561	—	—
Joseph E. Cofelice	113,946	284,864	—	—

(1)
For Mr. Moore, 192,737 notional shares and 269,952 transitional notional shares will vest in January 2019 subject to Mr. Moore's continued employment. For Mr. Ronan, 137,495 notional shares vested in February 2017, 88,836 notional shares will vest in February 2018 and 44,693 notional shares will vest in February 2019, subject to Mr. Ronan's continued employment. For Mr. Cofelice, 49,524 notional shares vested in February 2017, 47,109 notional shares will vest in February 2018 and 17,313 notional shares will vest in February

  2019, subject to Mr. Cofelice's continued employment. The notional share totals include notional shares credited under the LTIP to the notional share account of the named executive officer for dividends paid through December 31, 2016.

(2)
This amount is calculated based on the five-day weighted average closing price of a Common Share on the TSX, converted to US$, as of December 31, 2016 ($2.50).

(3)
269,952 of Mr. Moore's transitional notional shares will vest on or any time after the two (2) year anniversary of January 22, 2015 if the weighted average Canadian dollar closing price of the Corporation's Common Shares on the TSX for at least three consecutive calendar months has exceeded the market price per Common Share determined as of January 22, 2015 (Cdn$3.18) by at least 50%.

Shares Vested

              The following table sets forth, for each named executive officer, the value of all equity-based awards vested during the year ended December 31, 2016:

Name	Number of shares acquired on vesting (#)(1)	Value realized on vesting (US$)
James J. Moore, Jr.	—	—
Terrence Ronan	79,466	142,244
Joseph E. Cofelice	23,084	41,320

(1)
The number of shares acquired on vesting represents two-thirds of the notional units vested. The remaining one-third of notional units vested was awarded in cash, which was deposited into the named executive officer's applicable payroll tax withholding accounts, $71,122 and $20,660 for Messrs. Ronan and Cofelice, respectively

Potential Payments Upon Termination or Change In Control

              We believe that the consideration of a change in control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change in control transactions result in significant organizational changes, particularly at the executive officer level. In order to encourage our executive officers to focus on seeking the best return for our Shareholders and to remain employed with the Corporation during an important time when their prospects for continued employment following a change in control transaction are often uncertain, we provide for severance benefits in the event the executive officer's employment is terminated under certain circumstances, including in connection with a change in control of the Corporation. In exchange for such severance protection, each executive officer agreed to certain non-competition and non-solicitation limitations following certain termination events.

              The Corporation's employment agreement with James J. Moore, Jr. provides that if he is terminated by the Corporation for any reason other than cause, or if Mr. Moore terminates his employment for good reason, then the following are paid or provided under the employment agreement: (i) his base salary through the termination date, to the extent not yet paid; (ii) a lump sum termination payment equal to two times his then current base salary (without giving effect to any material salary reduction), plus a pro-rata amount, based on the number of days elapsed during the fiscal year in which the Date of Termination occurs, of the target bonus; (iii) immediate vesting of LTIP which had not yet vested (including any unvested portion of his transitional grant) and (iv) continuation of medical and life insurance benefits for a period of eighteen months following termination.

              In order to receive these termination benefits (other than unpaid base salary through termination date), the executive officer must execute a general waiver and release of claims against the Corporation and its affiliates. In the event that Mr. Moore's employment is terminated as a result of his death, disability or retirement, he will be entitled to receive his accrued salary through the date of termination, and each equity-based award held by Mr. Moore shall vest in accordance with the applicable plan or grant or agreement.

              The Corporation's employment agreement with Terrence Ronan provides that if he is terminated by the Corporation either following a determination by the Board of Directors that the executive officer's performance is unsatisfactory with respect to annually approved goals and objectives (with 90 days prior written notice to the executive officer, and not during any period that is 90 days preceding or one year following a change in control) or for any reason other than cause, or if he resigns within 90 days preceding or one year after a change in control because certain further triggering events have occurred including material reduction in salary or benefits (including annual cash bonus or LTIP), relocation, change in position (including status, offices, titles and reporting relationships), authority, duties or responsibilities, or the Corporation's breach of the employment agreement, then the following are paid or provided under the employment agreement: (i) his base salary through the termination date, to the extent not yet paid; (ii) a lump sum termination payment equal to two times the average, during the last two years, of the sum of the respective executive officer's: (a) base salary, (b) annual cash bonus, and (c) the most recent matching contribution to his 401(k) plan (the sum of (a), (b) and (c) being the executive officer's "Total Annual Compensation"); (iii) immediate vesting of all previous awards under the LTIP which had not yet vested; (iv) continuation of all employee benefits for a period of one year following termination; and (v) costs of outplacement services customary for senior executives at the respective executive officer's level for a period of 12 months following termination with the cost capped at $25,000. Under Mr. Ronan's employment agreement, a change in control is defined as the occurrence of any of the following events: (i) the sale, lease or transfer to any person or group, in one or a series of related transactions, of the assets of the Corporation or Atlantic Power Holdings, Inc. which assets generated more than 50% of Atlantic Power Holdings, Inc.'s cash flow in a 12-month period ended on the last day of the most recent fiscal quarter to any person or group; (ii) the adoption of a plan related to the liquidation or dissolution of the Corporation or Atlantic Power Holdings, Inc.; (iii) the acquisition by any person or group of a direct or indirect interest in more than 50% of (A) the common shares of the Corporation or the common membership interests of Atlantic Power Holdings, Inc. or (B) the voting power of the Corporation or Atlantic Power Holdings, Inc., in the case of either (A) or (B), by way of purchase, merger, or consolidation or otherwise (other than a creation of a holding company that does not involve a change in the beneficial ownership of Atlantic Power Holdings, Inc. as a result of such transaction); (iv) the merger or consolidation of the Corporation or Atlantic Power Holdings, Inc. with or into another person or the merger of another person into the Corporation or Atlantic Power Holdings, Inc. with the effect that immediately after such transaction the shareholders of the Corporation or the holders of common membership interests of Atlantic Power Holdings, Inc. immediately prior to such transaction hold, directly or indirectly, less than 50% of the voting control over the person surviving such merger or consolidation, in each case other than the creation of a holding company that does not involve a change in the beneficial ownership of the Corporation or Atlantic Power Holdings, Inc. as a result as such transaction; or (v) the Corporation or Atlantic Power Holdings, Inc. or any of their shareholders or members enters into any agreement providing for any of the foregoing, or the date which is 90 days prior to a definitive announcement by the Corporation or Atlantic Power Holdings, Inc. of any of the foregoing, whichever is earlier, and the transaction contemplated thereby is ultimately consummated. In order to receive these termination benefits (other than unpaid base salary through the termination date), the executive officer must execute a general waiver and release of claims against the Corporation and its affiliates.

              The Corporation's employment agreement with Joseph E. Cofelice provides that if he is terminated by the Corporation for any reason other than cause, or if Mr. Cofelice terminates his employment for good reason, then the following are paid under the employment agreement: (i) his base salary through the termination date, to the extent not yet paid or provided; (ii) a lump sum termination payment equal to his then current base salary (without giving effect to any material salary reduction), plus a pro-rata amount, based on the number of days elapsed during the fiscal year in which the Date of Termination occurs, of the target bonus; (iii) immediate vesting of LTIP which had not yet vested and (iv) continuation of medical insurance benefits for a period of one year following termination. In order to receive these termination benefits (other than unpaid base salary through termination date), the executive officer must execute a general waiver and release of claims against the Corporation and its affiliates. In the event that Mr. Cofelice's employment is terminated as a result of his death, disability or retirement, he will be entitled to receive his accrued salary through the date of termination, and each equity-based award held by Mr. Cofelice shall vest in accordance with the applicable plan or grant or agreement.

              The employment agreements also contain non-competition and non-solicitation limitations on each of the executive officers following certain termination events.

              The following table provides, for Mr. Moore, Mr. Ronan and Mr. Cofelice, an estimate of the payments payable by us, assuming certain termination scenarios. The amounts shown assume that such termination was effective, and to the extent applicable, a change in control occurred, as of December 31, 2016 and thus only include amounts earned through such time and are estimates of the amounts that would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of each such executive officer's separation from the Corporation.

Name	Type of payment	Termination payment (US$)		Vesting of stock-based compensation(1) (US$)	Employee benefits (US$)	Total (US$)
James J. Moore, Jr.	Termination without cause or for good reason	1,581,250	(2)	1,831,602	63,683	3,476,535
Terrence Ronan	Termination without cause or in connection with change of control, for good reason	1,586,500	(3)	677,561	59,636	2,323,697
Joseph E. Cofelice	Termination without cause or good reason	700,000	(4)	284,864	30,740	1,015,604

(1)
This amount is calculated based on the five-day weighted average closing price of a Common Share on the TSX, converted to US$, as of December 31, 2016 ($2.50).

(2)
Includes the sum of two times (i) current base salary and (ii) two times target bonus.

(3)
Includes two times the average, during the last two years, of the sum of the respective executive officer's: (a) base salary, (b) annual bonus, and (c) the most recent matching contribution to his 401(k) plan.

(4)
Includes the sum of one times (i) current base salary and (ii) one times target bonus.

Compensation Risk Assessment

              The Corporation has reviewed the Corporation's compensation policies and practices for all employees and concluded that any risks arising from the Corporation's policies and programs are not reasonably likely to have a material adverse effect on the Corporation. The Corporation believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks. The Corporation reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk-taking and concluded:

  •
  allocation of compensation between cash compensation and long-term equity compensation, combined with the vesting schedule under LTIP, discourages short-term risk taking;

  •
  approach of goal setting, setting of targets with payouts at multiple levels of performance, capping the amount of the Corporation's incentive payouts, and evaluation of performance results assist in mitigating excessive risk-taking; and

  •
  compensation decisions include subjective considerations, which limit the influence of formulae or objective factors on excessive risk-taking.

              To complement the existing risk-reducing features of the Corporation's compensation policies and practices, the Corporation determined to adopt a share ownership policy that promotes long-term ownership by the named executive officers and to implement a clawback policy in the executive officers' employment agreements. In addition, in April 2017, the Corporation also implemented an Anti-Hedging/Anti-Pledging policy.

Information Concerning the Board of Directors

Compensation of Directors

Director Fees

              Each independent Director is entitled to receive an annual retainer of $120,000, of which 50% will be paid in cash and 50% will be granted in deferred share units with the goal to align Director compensation with the long-term interests of shareholders via mandatory share holdings. Directors may elect to receive greater than 50% of their compensation in DSUs. The Chair of the Board of Directors (including for his responsibilities as Chair of the Nominating and Corporate Governance Committee), the Chair of the Audit Committee, the Chair of the Operations and Commercial Oversight Committee and the Chair of the Compensation Committee receive an additional $35,000, $15,000, $10,000 and $10,000 per year, respectively. Committee chair fees are also paid 50% in cash and 50% granted in DSUs. Directors are reimbursed for out-of-pocket expenses for attending meetings but do not receive a per-meeting fee. Directors also participate in insurance and indemnification arrangements. Directors who are also executive officers of the Corporation are not entitled to any compensation for their services as a Director.

Share Ownership Policy

              On April 1, 2013, the Board of Directors adopted the Director and Executive Officer Share Ownership Policy in order to further align the interests of the Directors with the long-term interests of the Shareholders. The Policy provides that all independent Directors are required to acquire (and thereafter maintain ownership of) a number of Common Shares (which will include notional shares under the DSU Plan described below) with a fair market value equal to a minimum of three times their annual base cash retainer within a period of three years of their respective appointment.

              For purposes of the Policy, share ownership includes any shares owned, directly or indirectly, by a Director or his or her immediate family members or held by such person or his or her immediate family members as part of a tax or estate plan, and DSUs issued under the DSU Plan. In the event of a decline in the price of the Corporation's Common Shares by 25% or more in any year such that the value of a Director's Common Shares falls below the requirements of the Policy set out above, the Director will have a period of one year to acquire additional Common Shares to comply with the Policy. If the Policy is not met within the required time frame, the Director will be required to elect at the earliest possible time in accordance with the provisions of the deferred share unit plan (the "DSU Plan") for Directors (described below) to have 100% of the fees paid to him or her by the Corporation for his or her services as a Director contributed to the DSU Plan until the Policy is met.

              For purposes of determining compliance with the Policy, the value of a share means an assumed per share value based on the average of the closing prices of a Common Share on the New York Stock Exchange on the last trading day of each of the previous four fiscal quarters. As of the market close December 31, 2016, for the previous four quarters then ended, the per share value was $2.48. As of December 31, 2016, all independent Directors were in compliance with Policy as calculated with three times the annual base cash retainer of $60,000.

              On April 10, 2017, the Board of Directors modified the Director and Executive Officer Share Ownership Policy to increase the ownership requirement from a minimum of three times their annual base cash retainer of $60,000 to a minimum of three times their annual total compensation of $120,000. The Directors will have three years from the modification date of the policy to be in compliance.

Deferred Share Unit Plan

              On April 24, 2007, the Board of Directors established a DSU Plan for Directors. Under the DSU Plan, each non-management Director is entitled to elect to have a portion of the fees paid to him or her by the Corporation for his or her services as Directors contributed to the DSU Plan. All fees contributed to the DSU Plan are credited to such Director in the form of DSUs with the number of DSUs calculated based on the current market price of the Corporation's Common Shares at the time of contribution. For as long as the participant continues to serve on the Board of Directors, dividends, if any are declared, accrue on the DSUs consistent with amounts declared by the Board of Directors on the Corporation's Common Shares and additional DSUs representing the dividends are credited to the Director's account. DSUs credited to the participant's DSU account are redeemed only when a participant ceases to serve on the Board of Directors for any reason. DSUs are redeemed in cash no later than the first anniversary of the participant's termination as a Director (unless a participant elects another time no later than the end of the calendar year following the year of termination), or, in the case of participants subject to United States income tax, as soon as practicable following the participant's termination. Under the DSU Plan, the Corporation also has the discretion to provide for the redemption or substitution of DSUs upon a reorganization of the Corporation.

              The following table describes Director compensation for non-management Directors for the year ended December 31, 2016.

2016 Director Compensation

Name	Fees earned or paid in cash (US$)	Stock Awards (US$)*(1)(2)(3)	Total compensation (US$)
Irving R. Gerstein	82,500	82,500	165,000
R. Foster Duncan	31,318	93,957	125,275
Kenneth M. Hartwick(2)	12,675	12,675	25,350
Kevin T. Howell	63,681	63,681	127,362
Holli C. Ladhani	67,500	67,500	135,000
John A. McNeil(3)	28,516	28,516	57,032
Gilbert S. Palter	60,000	60,000	120,000
Teresa M. Ressel	47,362	77,363	124,725

*
Reflects the grant date fair value of DSUs awarded in 2016 determined in accordance with FASB ASC Topic 718, Compensation-Stock Compensation.

(1)
As of December 31, 2016, directors held the following DSUs: 77,394 for Irving R. Gerstein, 108,895 for R. Foster Duncan, 52,201 for Kevin T. Howell, 122,767 for Holli C. Ladhani, 41,124 for Gilbert S. Palter and 61,500 for Teresa M. Ressel.

(2)
Mr. Hartwick resigned from the Board of Directors effective March 11, 2016. The compensation paid was prorated through that date.

(3)
Mr. McNeil did not stand for reelection to the Board of Directors. His term ended effective June 21, 2016. The compensation paid was prorated through that date.

Compensation Committee Interlocks and Insider Participation

              During 2016, Messrs. Duncan, Howell, McNeil and Palter and Mses. Ressel and Ladhani served as members of the Compensation Committee of the Board of Directors of the Corporation.

              During 2016, none of the executive officers of the Corporation has served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Corporation; (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Corporation; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Corporation.

MATTER 2: SPECIAL BUSINESS—NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

              We have designed our compensation programs to keep management and Shareholders in alignment as to long-term goals as well as to attract, retain and focus our team on delivering value to Shareholders as more fully discussed in the CD&A beginning on page 24.

              We urge you to read the CD&A, as well as the Summary Compensation Table and related compensation tables and accompanying narrative, which provide detailed information on our compensation philosophy, policies and practices and the compensation of our named executive officers.

              As required by Section 14A of the Exchange Act, the Corporation is seeking an advisory (non-binding) vote on the compensation paid to the Corporation's named executive officers, as disclosed in this Information Circular and Proxy Statement pursuant to Item 402 of Regulation S-K, including the CD&A, compensation tables and narrative discussion. As previously disclosed by the Corporation, the Board of Directors has determined that it will hold an advisory vote on executive compensation on an annual basis, and the next such advisory vote will occur at the 2018 annual meeting of Shareholders.

              This vote, commonly known as a Say-on-Pay proposal, gives Shareholders the opportunity to express their views on the compensation of the Corporation's named executive officers. This vote is not intended to address any specific item of compensation, but the overall compensation of the named executive officers and the principles, policies and practices described in this Information Circular and Proxy Statement. As this is an advisory vote, the result will not be binding on the Corporation, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee value the opinions of Shareholders and intend to take into account the results of the vote when considering future compensation decisions for the named executive officers.

Vote Required

              Approval of the resolution approving, on a non-binding advisory basis, the compensation of the Corporation's named executive officers requires the affirmative vote of a majority of the votes cast at the Meeting. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of a resolution to approve, on a non-binding advisory basis, the compensation of the Corporation's named executive officers. The Board of Directors recommends that Shareholders vote in favour of the following resolution:

              RESOLVED, that the Corporation's Shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Corporation's Information Circular and Proxy Statement for the 2017 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

              The Board of Directors, upon recommendation of the Compensation Committee, recommends a vote FOR approval, on a non-binding advisory basis, of the compensation paid to our named executive officers, as disclosed in this Information Circular and Proxy Statement.

MATTER 3: SPECIAL BUSINESS—FREQUENCY OF NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

              As required by Section 14A of the Exchange Act, the Corporation is seeking a non-binding advisory vote on whether the advisory vote on named executive officer compensation ("Say-on-Pay") should be held every one, two or three years. Shareholders may also choose to abstain from this vote.

              After careful consideration, the Board of Directors has determined that an advisory vote on named executive officer compensation that occurs every year is the most appropriate alternative for the Corporation, and therefore the Board of Directors recommends that you vote for the frequency of every year. It should be noted that Shareholders are not voting to approve or disapprove the Board's recommendation.

              The option of one year, two years or three years that receives the highest number of votes cast by Shareholders will be considered our Shareholders' preferred frequency for the Say-on-Pay vote. This vote is advisory, and therefore not binding on the Corporation or the Board of Directors. However, the Board values the opinions of Shareholders and intends to consider the results of this vote when determining how frequently to submit advisory votes on named executive officer compensation to Shareholders in the future.

              The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of holding a non-binding advisory vote on named executive officer compensation annually.

              The Board of Directors, upon recommendation of the Compensation Committee, recommends a vote FOR holding a non-binding advisory vote on named executive officer compensation ANNUALLY.

MATTER 4: APPOINTMENT OF AUDITORS

              The Audit Committee recommends to the Shareholders that KPMG LLP be appointed as the independent auditor of the Corporation, to hold office until the next annual meeting of the Shareholders or until their successor is appointed, and that the Directors be authorized to fix the remuneration of the auditors.

              It is anticipated that a representative of KPMG LLP will attend the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Vote Required

              The affirmative vote of a majority of the votes cast at the Meeting is required to appoint KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix their remuneration. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of a resolution to appoint KPMG LLP as auditors of the Corporation and authorize the Corporation's

Board of Directors to fix their remuneration. In addition, U.S. brokers will have discretionary authority to vote uninstructed shares with respect to the appointment of auditors.

External Auditor Fees

              Aggregate fees for professional services rendered by KPMG LLP for the years ended December 31, 2016 and 2015 were as follows:

Fees	2016	2015
Audit Fees	$1,275,000	$1,150,000
Audit-Related Fees	—	—
Tax Fees	283,350	507,000
All Other Fees	—	—

Total Fees	$1,558,350	$1,657,000

              The Audit Committee pre-approves all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Corporation by KPMG LLP; however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the "de minimis" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. There were no services provided under the "de minimis" provisions in 2016. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

The Audit Committee recommends a vote FOR the appointment of KPMG LLP as the auditors of the Corporation and the authorization of the Corporation's Board of Directors to fix such auditor's remuneration.

REPORT OF THE AUDIT COMMITTEE

              The members of the Audit Committee of the Board of Directors of the Corporation submit this report in connection with the Audit Committee's review of the financial reports for the year ended December 31, 2016 as follows:

(1)
The Audit Committee has reviewed and discussed with management the audited financial statements for the Corporation for the year ended December 31, 2016.

(2)
The Audit Committee has discussed with representatives of KPMG LLP the matters required to be discussed by PCAOB Standard AS 1301, as amended, or any successor thereto.

(3)
The Audit Committee has discussed with representatives of KPMG LLP and management KPMG LLP's independence from the Corporation and received the written disclosures and the letter from the independent accountant required by the applicable requirements of the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, "Communication with Audit Committees Concerning Independence."

              Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

              Submitted by the Audit Committee:

              Holli C. Ladhani, Chair
Irving R. Gerstein
R. Foster Duncan
Teresa M. Ressel*

*
Ms. Ressel will not stand for re-election at the Meeting.

    Financial Statements

              The Annual Report, the financial statements of the Corporation as of and for the year ended December 31, 2016 and the auditors' report thereon and this Information Circular and Proxy Statement will be placed before the Shareholders at the Meeting. No formal action will be taken at the Meeting to approve the financial statements. If any Shareholder has questions regarding such financial statements, such questions may be brought forward at the Meeting.

MATTER 5: Special Business—Approval of Amendment No. 2 to the LTIP

              At the Meeting, Shareholders will be asked to consider and, if it is deemed advisable, pass the LTIP Resolution, authorizing Amendment No. 2 to the LTIP, solely to increase the aggregate number of Common Shares that may be issued under the LTIP upon the redemption of notional shares. No other changes will be made to the LTIP as a result of the LTIP Resolution. The full text of the LTIP Resolution appears in Schedule "B" of this Information Circular and Proxy Statement.

              As of April 28, 2017, the total number of notional units currently outstanding under LTIP awards is 3,032,910. The Compensation Committee has historically redeemed one-third of an award in cash, which is deposited into employees' applicable payroll tax withholding accounts, and two-thirds of an award in Common Shares in order to promote stock ownership by employees, including executive officers. As a result, if the Corporation followed its historic redemption process and all notional units granted and currently outstanding under the LTIP were to vest, 2,022,041 Common Shares would be issued to participants. Out of 3,000,000 Common Shares approved for issuance under the current LTIP, to date, 2,790,619 Common Shares have been issued to participants in settlement of notional units, leaving 247,435 Common Shares remaining to satisfy currently outstanding awards. (These numbers differ from those set forth in table headed "Securities Authorized for Issuance under Equity Compensation Plans" below primarily as a result of the SEC's disclosure requirements for such table, including a different measurement date.)

              Accordingly, unless the amount of Common Shares available for issuance under the LTIP is increased, the Corporation will be required either to redeem notional shares 100% in cash (which it is permitted to do within its discretion under the LTIP), with respect to a portion of the currently outstanding notional units, or stop making grants under the LTIP. The Compensation Committee considers the LTIP to be an integral part of its overall compensation program, incentivizing employees to achieve strategic, financial and operational objectives and aligning the interests of employees directly with those of the Shareholders.

              Given the important role the LTIP plays in the compensation of eligible employees, including executive officers of the Corporation, the Shareholders are being asked to approve an increase in the maximum number of Common Shares available for issuance under the LTIP to a total of 6,000,000, thereby adding 3,000,000 Common Shares. If the LTIP Resolution is approved by the Shareholders at the Meeting, a total of 3,247,435 additional Common Shares may be issued under the LTIP in satisfaction of currently outstanding awards and pursuant to awards granted in the future. This number represents approximately 2.79% of Common Shares issued and outstanding as at the date hereof.

Key Terms of the Fifth Amended and Restated Long-Term Incentive Plan

              The following is a summary of the key terms of the Corporation's Fifth Amended and Restated LTIP, subject in its entirety to the terms of the LTIP itself.

              The executive officers and other employees of the Corporation are eligible to participate in the LTIP as determined by the Compensation Committee, in the case of the executive officers, and the Chief Executive Officer, in the case of the non-officer participants. Approximately 80 employees of the Corporation are eligible to participate in the LTIP, including the Corporation's three executive officers. The purpose of the LTIP is to align the interests of employees with the long-term interests of the Shareholders by providing an opportunity to increase their share ownership over time and to assist in attracting, retaining and motivating key employees of the Corporation by making a significant portion of their incentive compensation directly dependent upon the achievement of strategic, financial and operational objectives critical to growing the Corporation and increasing its long-term value.

              The LTIP generally provides the Compensation Committee, as plan administrator, with the discretion to determine the extent to which executive officers and non-officer participants will receive awards under the plan, set the terms of the awards made pursuant to the plan (including the grant date), and to make exceptions in circumstances that it determines to be exceptional.

              Unless otherwise determined by the Compensation Committee, for the Corporation's executive officers, for each performance period, the Board of Directors establishes LTIP award amounts that each executive officer participant earned under the LTIP based upon the Corporation's performance against specified criteria, subject to Compensation Committee discretion. If certain levels of target performance are achieved, the executive officers become eligible to receive a grant of a number of notional shares (including fractional notional shares) to be calculated by dividing an incentive amount by the market price per Common Share (as defined below) at the time of the grant of the award.

              Unless otherwise determined by the Compensation Committee, awards for the Corporation's executive officers are based upon a combined measure of Project Adjusted EBITDA per Share, Free Cash Flow, Growth Cash Flow and Relative TSR. The Compensation Committee has the discretion to change these measures prospectively for any new performance period. The Compensation Committee also has the discretion to take into account other factors and adjust the amount of an award to be made as it believes appropriate.

              For non-officer participants in the LTIP, at the beginning of each fiscal year, the Compensation Committee, based on the recommendation of the Chief Executive Officer,

establishes a pool for LTIP awards for non-officers for that fiscal year. The size of the pool will be adjusted by a multiplier based on the Corporation's Adjusted Free Cash Flow from Operating Activities, Operational Objectives and Compensation Committee discretion In determining the multiplier, the Compensation Committee also has discretion to adjust the multiplier based the Corporation's TSR for the year. After applying the multiplier to the non-officer LTIP pool, the Corporation's Chief Executive Officer, in consultation with the Corporation's other executive officers, allocates the non-officer LTIP awards to individual non-officer participants based on their performance for the year. Awards to non-officer participants are converted into a number of notional shares (including fractional notional shares) by dividing the LTIP award amount by the market price per Common Share at the time of the grant of the award.

              Unless otherwise determined by the Compensation Committee, awards to participants in the LTIP are made annually based on the performance over the applicable fiscal year and vest as to one-third over each of the three years following the year of the award.

              On the applicable vesting date for notional shares held in a participant's notional share account, the Corporation generally redeems such vested notional shares as follows: (i) one-third by lump sum cash payment (generally intended to be withheld toward payment of taxes that will be owed due to the vesting), and (ii) the remaining two-thirds by issuance of Common Shares. Notwithstanding the foregoing, the Compensation Committee may redeem 100% of a participant's notional shares by lump sum cash payment. In addition, an executive officer may elect to redeem such notional shares for 100% Common Shares upon prior written notice of such election, subject to the Compensation Committee's 100% cash redemption right. Fractional shares are redeemed in cash. All issuances of Common Shares on redemption of notional shares under the LTIP are subject to compliance with applicable securities laws.

              The market price per Common Share is defined in the LTIP as the weighted average closing price of a Common Share on the TSX for the five days immediately preceding the applicable day. Notional shares are meant to track the investment performance of Common Shares, including market prices and distributions. Any notional shares granted to a participant in respect of a performance period will be credited to a notional share account for each participant on the determination date for such performance period. A participant may not assign or transfer any right or interest in notional shares.

              All unvested notional shares are forfeited by a participant on the date he or she ceases to be employed by the Corporation or its subsidiaries, except in the case of death, termination without cause, disability, retirement or change of control (in certain circumstances, as described below). If the employment of a participant is terminated prior to the applicable vesting date in connection with the death of a participant, following a change of control (in the case of a change of control, where termination is by the participant for good reason or by the Corporation without cause) or by the Corporation without cause, all notional shares credited to the participant's notional share account will vest or be deemed to have vested effective the date immediately prior to the date of such termination of the participant's employment. If the employment of a participant is terminated due to the disability or retirement of the participant prior to the applicable vesting date, all notional shares credited to the participant's notional share account will vest on the applicable vesting date of such notional shares as if the participant continued to be actively employed until the applicable vesting date. Notwithstanding the foregoing, if a participant in the LTIP has entered into an employment agreement with the Corporation or any of its subsidiaries, the vesting of notional shares shall be governed by the vesting provisions of such employment agreement.

              Under the LTIP, the Compensation Committee has the authority to (i) adopt rules and regulations for implementing the LTIP; (ii) determine when notional shares will be granted to eligible persons, the vesting period for each grant of notional shares and whether any adjustment(s) (performance-related or otherwise) will apply prior to vesting of any notional shares granted; (iii) adjust the size of any previously-approved pool for awards available for allocation among LTIP participants who are not officers and the membership of such non-officer group; (iv) interpret and construe the provisions of the LTIP; (v) alter or adjust any provision that is expressly provided in the LTIP in circumstances so as to operate the LTIP as objectively as possible; (vi) subject to regulatory requirements, make exceptions to the LTIP in circumstances which they determine to be exceptional; (vii) impose certain conditions at the date of grant for any notional shares, which would have to be met for an LTIP participant to be entitled to redeem notional shares granted; and (viii) make amendments to the LTIP in accordance with the amendment provisions contained therein.

              The LTIP may be amended by the Board of Directors at any time without the approval of the Corporation's security holders unless the amendment involves any increase in the number of Common Shares reserved for issuance under the LTIP, any reduction in the pricing of notional shares issuable under the LTIP or cancellation and reissue of entitlements under the LTIP, any amendment that extends the term of a grant beyond the period contemplated in the LTIP, amendments to the eligible persons under the LTIP that may permit the introduction of non-employee directors on a discretionary basis, an amendment which would permit notional shares granted under the LTIP to be transferable or assignable other than for normal estate settlement purposes, or an amendment to the plan amendment provisions. The Corporation's Fifth Amended and Restated LTIP was approved by the Compensation Committee in accordance with the above described amendment provision.

              Except with the approval of shareholders, no notional shares may be granted where such grant could result, at any time, in: (a) the number of Common Shares reserved for issuance to participants pursuant to the redemption of notional shares together with any other common share compensation arrangement exceeding 10% of Common Shares then issued and outstanding; (b) the number of Common Shares issuable to insider participants, at any time under the LTIP pursuant to the redemption of notional shares and any other common share compensation arrangements, exceeding 10% of Common Shares then issued and outstanding; or (c) the number of Common Shares issued to insider participants, within any one-year period, under the LTIP pursuant to the redemption of notional shares and any other common share compensation arrangements, exceeding 10% of Common Shares then issued and outstanding.

              The aggregate number of Common Shares that may be issued under the LTIP upon the redemption of notional shares is 3,000,000 Common Shares, which represents 2.60% of the issued and outstanding Common Shares as of April 28, 2017, subject to increase or decrease by reason of amalgamation, rights offerings, reclassifications, consolidations or subdivisions, or as may otherwise be permitted by applicable law and the TSX. The total number of Common Shares issued under the LTIP upon the redemption of notional shares granted under the LTIP is 2,790,619, which represents 2.42% of the issued and outstanding Common Shares as of April 28, 2017. The total number of Common Shares that remain issuable under the LTIP is 247,435, which represents 0.21% of the issued and outstanding Common Shares as of April 28, 2017.

              The only effect of the LTIP Resolution will be to increase the aggregate number of Common Shares that may be issued under the LTIP upon the redemption of notional shares. Because the grant of awards under the LTIP is within the discretion of the Compensation Committee, the Corporation cannot determine the dollar value or number of Common Shares that will in the future be received by or allocated to any participant in the LTIP. As of April 24, 2017, the closing price of a share of a Common Share of the Corporation on the New York Stock Exchange was $2.60 and on the TSX was Cdn$3.39.

Securities Authorized for Issuance under Equity Compensation Plans

              The following table provides information as of December 31, 2016 regarding the LTIP.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,400,745	—	(573,701)
Total	1,400,745	—	(573,701)

(1)
Number of securities to be issued upon exercise of outstanding awards and number of securities remaining available for future issuance reflects expected redemption of award one-third in cash and two-thirds in shares of our common stock.

Shareholder Approval

              In order for the resolution amending the LTIP to be effective, under Canadian law and the Articles, at least a majority of the votes cast by Shareholders present in person or represented by proxy at the Meeting must be voted in favour of the LTIP Resolution. All abstentions are counted as votes cast at the Meeting, but are not counted as votes for or against the matter (other than for NYSE approval purposes, for which an abstention would count as a vote against the matter).

              The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of the LTIP Resolution.

              The Board of Directors, upon recommendation of the Compensation Committee, recommends a vote FOR approval of the LTIP Resolution, as disclosed in this Information Circular and Proxy Statement.

TSX Approval

              The amendment to the LTIP has been conditionally approved by the TSX.

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Exchange Act requires the Corporation's officers and Directors, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports they file.

              Based solely on a review of the reports furnished to the Corporation, the Corporation believes that during the year ended December 31, 2016, the Corporation's officers and Directors timely filed all reports they were required to file under Section 16(a).

Certain Relationships and Related Party Transactions

              Other than the compensation agreements and arrangements described herein, there has not been since the beginning of the Corporation's last fiscal year, and there is not currently proposed, any transaction or series of similar transactions to which the Corporation was or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.

Policies and Procedures for Review of Transactions with Related Persons

              The Corporation requires that any related party transaction be brought to the attention of the Board of Directors for review and pre-approval. The Board of Directors will review and pre-approve all relationships and transactions in which the Corporation and any of the Directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of its voting securities and their family members, have a direct or indirect material interest. In pre-approving or rejecting such proposed relationships and transactions, the Board of Directors shall consider the relevant facts and circumstances available and deemed relevant to this determination. When appropriate, the Board of Directors will review a report of an independent financial advisor in making a decision on whether to pre-approve a related party transaction.

Indebtedness of Directors and Officers

              For the year ended December 31, 2016, there was no indebtedness of any current or former officers or Directors of or any of its subsidiaries entered into in connection with a purchase of securities of the Corporation or its subsidiaries or for any other purpose.

Interest of Informed Persons in Material Transactions

              To the knowledge of the Directors, other than as disclosed under the heading "Certain Relationships and Related Transactions," no executive officer, Director or proposed nominee for election as a Director, or any associate or affiliate of any such persons, had any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any material transaction with the Corporation since the commencement of the Corporation's 2016 fiscal year.

Shareholder Proposals for 2018 Annual Meeting

              Shareholder proposals intended to be presented at the next annual meeting of Shareholders and which are to be considered for inclusion in the Corporation's information circular and proxy statement and form of proxy for that meeting, must be received by the Corporation on or before the earlier of (i) January 4, 2018; and (ii) the date that the Corporation has sent notice of the next annual meeting to Shareholders (the "Proposal Date"), pursuant to the Exchange Act and the BCBCA. The form and content of proposals must also comply with the BCBCA, the Corporation's governing statute, and with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation's information circular and proxy statement and form of proxy. Any such proposals should be mailed to the Corporate Secretary at Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts, 02026, with a copy to Atlantic Power Corporation, c/o MacPherson Leslie & Tyerman LLP, 355 Burrard Street, Suite 1900, Vancouver, British Columbia, Canada V6C 2G8.

              Notice of a Shareholder proposal will be considered untimely if received by the Corporation after the Proposal Date, pursuant to the BCBCA and the Exchange Act. The Advance Notice Policy as described in this information circular and proxy statement requires notice of Shareholder nominations for directors to be presented at the next annual meeting of Shareholders to be made not less than 30 days nor more than 65 days prior to the date of the next annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the nominating Shareholder may be made not later than the close of business on the tenth day following the Notice Date. The form and content of proposals and nominations must also comply with the BCBCA and, to the extent applicable, the rules of the SEC governing form and content of proposals and the Advance Notice Policy, if ratified and approved.

Shareholder Communications

              Shareholders who wish to communicate with any of the Directors or the Board of Directors as a group may do so by writing to them at Name(s) of Directors(s)/Board of Directors, c/o Corporate Secretary, Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026. All correspondence will be promptly forwarded by the Corporate Secretary to the addressee.

Directions to 2017 Annual and Special Meeting of Shareholders

              Directions to attend the Meeting where you may vote in person can be obtained on the Corporation's website at www.atlanticpower.com under "MEDIA & EVENTS—Annual General Meeting" and via phone at (617) 977-2700. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

ADDITIONAL INFORMATION

              Financial information is provided in the Corporation's comparative financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") in the Corporation's Annual Report on Form 10-K. Copies of the Corporation's financial statements as of and for the year ended December 31, 2016, together with the auditors' report thereon, the MD&A, the Corporation's Annual Report on Form 10-K and this Information Circular and Proxy Statement are available upon written request from the Corporate Secretary of the Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026, via phone (617) 977-2700 or via email at info@atlanticpower.com. The Corporation may require payment of a reasonable charge if the request is made by a person who is not a Shareholder. These documents and additional information relating to the Corporation may also be found on SEDAR at www.sedar.com, on EDGAR at www.sec.gov/edgar.shtml and on the Corporation's website at www.atlanticpower.com. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

OTHER BUSINESS

              The Directors and management are not aware of any matters intended to come before the Meeting other than those items of business set forth in the attached Notice of Meeting accompanying this Information Circular and Proxy Statement. If any other matters properly come before the Meeting, it is the intention of the persons named in the Form of Proxy to vote in respect of those matters in accordance with their judgment.

APPROVAL OF DIRECTORS

              The contents and the sending of this Information Circular and Proxy Statement to the Shareholders have been approved by the Board of Directors.

BY ORDER OF THE BOARD OF DIRECTORS
Dated: April 28, 2017	"Irving R. Gerstein" Chair of the Board of Directors Atlantic Power Corporation

SCHEDULE A

MANDATE OF THE BOARD OF DIRECTORS

ATLANTIC POWER CORPORATION

CHARTER OF THE BOARD OF DIRECTORS

              The purpose of this charter is to set out the mandate and responsibilities of the board of directors (the "Board") of Atlantic Power Corporation (the "Issuer").

Composition

              The Board shall be constituted with a majority of individuals who qualify as "independent directors" as defined in National Policy 58-201—Corporate Governance Guidelines, applicable securities law and the relevant listing standards of the New York Stock Exchange. The Board collectively should possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of the Issuer's business and affairs.

Responsibilities of the Board of Directors

              The Board is responsible for the stewardship of the Issuer and in that regard shall be specifically responsible for:

  i.
  adopting a strategic planning process and approving, on at least an annual basis, a budget, and evaluating and discussing a strategic plan for the upcoming year which takes into account, among other things, the opportunities and risks of the Issuer's business and investments;

  ii.
  to the extent feasible, satisfying itself as to the integrity of the Chief Executive Officer and senior officers of the Issuer that such officers create a culture of integrity throughout the organization as well as satisfying itself that the Chief Executive Officer is effectively assessing the integrity of the other senior officers of the Issuer and its subsidiaries;

  iii.
  the identification of the principal risks of the Issuer's business and ensuring the implementation of appropriate systems to manage these risks;

  iv.
  ensuring that the Issuer has adopted processes, procedures and controls that are designed to ensure compliance with all applicable laws and legal requirements;

  v.
  adopting a communication policy which enables the Issuer to communicate effectively and addresses how the Issuer interacts with all of its stakeholders, including analysts and the public, contains measures for the Issuer to avoid selective disclosure and is reviewed at such intervals or times as the Board deems appropriate;

  vi.
  with the assistance of the senior officers of the Issuer, reviewing and making recommendations to the board of managers of Atlantic Holdings with respect to all asset acquisitions and/or dispositions of the Issuer and/or any of its subsidiaries;

  vii.
  ensuring the integrity of the Issuer's internal control and management information systems;

  viii.
  from time to time, establishing and maintaining committees as it determines necessary or appropriate, but which at all times shall include:

  (a)
  a standing audit committee (the "Audit Committee");

  (b)
  standing compensation committee (the "Compensation Committee"); and

  (c)
  a standing nominating and corporate governance committee (the "Nominating Committee").

  ix.
  reviewing and reassessing the adequacy of the charters of the Audit Committee, Compensation Committee and Nominating Committee at such intervals or times as the Board deems appropriate;

  x.
  receiving recommendations of the Audit Committee respecting, and reviewing and approving, the audited, interim and any other publicly announced financial information of the Issuer;

  xi.
  reviewing and considering the results of the Compensation Committee's evaluations of the Issuer's overall compensation and significant human resource plans, policies and programs and reviewing and approving the Compensation Discussion and Analysis to be included in the Issuer's annual proxy circular based on the recommendations of the Compensation Committee;

  xii.
  receiving recommendations of the Nominating Committee regarding proposed nominees for the Board, the composition of the Board (including size and membership) and the committees of the Board, succession planning, and with respect to the Issuer's approach to governance and its corporate governance policies;

  xiii.
  meeting regularly with management to receive reports respecting the performance of the Issuer, new and proposed initiatives, the Issuer's business and investments, management concerns and any areas of concern involving the Issuer; and

  xiv.
  meeting regularly without management and non-independent directors.

              Although the Board is called upon to "manage" the business and affairs of the Issuer, the Issuer has delegated responsibility for managerial and executive oversight and certain administrative services to the Chief Executive Officer and other senior officers of the Issuer. Reciprocally, the senior officers shall keep the Board fully informed of the progress of the Issuer and its subsidiaries towards the achievement of their established goals and of all material deviations from the goals or objectives and policies established by the Board in a timely and candid manner.

              It is recognized that every director in exercising powers and discharging duties must act honestly and in good faith with a view to the best interest of the Issuer. Directors must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In this regard, they will comply with their duties of honesty, loyalty, care, diligence, skill and prudence.

              In addition, directors are expected to carry out their duties in accordance with policies adopted by the Board from time to time, the current policy being annexed hereto as Appendix "A".

              It is expected that the Issuer's senior officers will co-operate in all ways to facilitate compliance by the Board with its legal duties by causing the Issuer and its subsidiaries to take such actions as may be necessary in that regard and by promptly reporting any data or information to the Board that may affect such compliance.

Responsibilities of Chair

              The role and responsibilities of the Chair of the Board are set out below:

  i.
  the Chair shall be expected to attend and chair meetings of the Board of the Issuer and shareholders of the Issuer;

  ii.
  the Chair shall be an independent director;

  iii.
  the Chair shall not be expected to and shall not perform policy making functions other than in his or her capacity as a director of the Issuer. The Chair shall not have the right or entitlement to bind the Issuer in his or her capacity as Chair;

  iv.
  the Chair shall provide direction with respect to the dates and frequency of Board meetings and related committee meetings and the Chair shall liaise with the Chief Executive Officer of the Issuer to prepare Board meeting agendas;

  v.
  the Chair shall ensure that the Board understands the boundaries between Board and management responsibilities; and

  vi.
  the Chair shall ensure that the Board carries out its responsibilities effectively, which will involve the Board meeting on a regular basis without management present and will include acting as a liaison between the independent directors and the Issuer's senior officers, and may involve assigning responsibility for administering the Board's relationship with management to a committee of the Board.

Decisions Requiring Prior Approval of the Board of Directors

              Approval of the Board shall be required for:

  i.
  dividends;

  ii.
  significant acquisitions/dispositions;

  iii.
  related party transactions;

  iv.
  the annual budget for the Issuer;

  v.
  the public dissemination of any financial information;

  vi.
  the issuance or repurchase of securities of the Issuer;

  vii.
  establishing or revising the charters of committees of the Board; and

  viii.
  any other matter that would give rise to a "material change" to the Issuer.

              In considering related party transactions, when appropriate, the Board will review a report of an independent financial advisor in making their decision. The foregoing list is intended to specify particular matters requiring Board approval and is not intended to be an exhaustive list.

Measures for Receiving Shareholder Feedback

              All publicly disseminated materials of the Issuer shall provide for a mechanism for feedback of shareholders. Persons designated to receive such information shall be required to provide a summary of the feedback to the directors on a semi-annual basis or at such other more frequent intervals as they see fit.

Meetings

              The Board will meet not less than four times per year: three meetings to review quarterly results; and one prior to the issuance of the annual financial results of the Issuer. A quorum for the meetings shall be a majority of the directors then holding office.

              From time to time directors may be asked to participate in Board retreats which may last one to three days.

Meeting Guidelines

              Directors will be expected to have read and considered the materials sent to them in advance of each meeting, and to be prepared to discuss the matters contained in such materials at the meeting. Administrative matters (e.g., bank signing resolutions, etc.) which require a vote will be batched for voting purposes. Directors will be expected to ask questions relating to batched items in advance of the meeting. The notice of meeting will highlight significant matters to be dealt with at each meeting so that directors can focus on reviewing the related materials. The senior officers of the Issuer will be made accessible to directors at Board meetings and Board committee meetings to fulfill their obligations.

Remuneration

              Remuneration shall be at a level which will attract and motivate professional and competent members.

Telephone Board Meetings

              A director may participate in a meeting of the directors or in a committee meeting by means of telephone, electronic or such other communications facilities as permit all persons participating in the meeting to communicate with each other and a director participating in such a meeting by such means is deemed to be present at the meeting.

              Although it is the intent of the Board to follow an agreed meeting schedule as closely as possible, from time to time, with respect to time-sensitive matters, telephone Board meetings may be required to be called in order for directors to be in a position to better fulfill their legal obligations. Alternatively, management may request the directors to approve certain matters by unanimous consent.

Expectations of Management

              The senior officers of the Issuer shall be required to report to the Board at the request of the Board on the performance of the Issuer, new and proposed initiatives, the Issuer's business and investments, management concerns and any other matter the Board or its Chair may deem appropriate. In addition, the Board expects the senior officers of the Issuer to promptly report to the Chair of the Board any significant developments, changes, transactions or proposals respecting the Issuer or its subsidiaries.

APPENDIX A
POLICY OF PRACTICES FOR DIRECTORS

Attendance at Meetings

              Each director is expected to have a very high record of attendance at meetings of the Board, and at meetings of each Board committee on which the director sits. A director is expected to:

  i.
  advise the Chair as to planned attendance at Board and committee meetings shortly after meeting schedules have been distributed;

  ii.
  advise the Chair as soon as possible after becoming aware that he or she will not be able to attend a meeting; and

  iii.
  attend a meeting by conference telephone if unable to attend in person.

Preparation for Meetings

              Directors are expected to carefully review and consider the materials distributed in advance of a meeting of the Board or a committee of the Board. Directors are also encouraged to contact the Chair, the Chief Executive Officer of the Issuer and any other appropriate officers to ask questions and discuss agenda items prior to meetings.

Conduct at Meetings

              Directors are expected to ask questions and participate in discussions at meetings, and to contribute relevant insights and experience. In discussions at meetings, a director should:

  i.
  be candid and forthright;

  ii.
  not be reluctant to express views contrary to those of the majority;

  iii.
  be concise and, in most circumstances, respect the time constraints of a meeting; and

  iv.
  be courteous to and respectful of other directors and guests in attendance.

Knowledge of the Issuer's Business

              Directors are expected to be knowledgeable with respect to the various fields and divisions of business of the Issuer. Although the senior officers of the Issuer have a duty to keep the

Board informed about developments in the Issuer's business, directors have a primary duty of care and diligence, which includes a duty of inquiry. Directors should:

  i.
  ask questions of the Issuer's senior officers and other directors/managers, at meetings and otherwise, to increase their knowledge of the business of the Issuer;

  ii.
  familiarize themselves with the risks and challenges facing the business of the Issuer;

  iii.
  read all internal memoranda and other documents circulated to the directors, and all reports and other documents issued by the Issuer for external purposes;

  iv.
  insist on receiving adequate information from the Issuer's senior officers with respect to a proposal before Board approval is requested;

  v.
  familiarize themselves with the Issuer's competitors by, among other things, reading relevant news, magazine and trade journal articles; and

  vi.
  familiarize themselves with the legal and regulatory framework within which the Issuer carries on its business.

Personal Conduct

              Directors are expected to:

  i.
  exhibit high standards of personal integrity, honesty and loyalty to the Issuer;

  ii.
  project a positive image of the Issuer to news media, the financial community, governments and their agencies, shareholders and employees;

  iii.
  be willing to contribute extra efforts, from time to time as may be necessary including, among other things, being willing to serve on committees of the Board; and

  iv.
  disclose any potential conflict of interest that may arise with the business or affairs of the Issuer and, generally, avoid entering into situations where such conflicts could arise or could reasonably be perceived to arise.

Independent Advice

              In discharging its mandate, the Board shall have the authority to retain (and authorize the payment by the Issuer of) and receive advice from, special legal, accounting or other advisors and outside consultants if appropriate.

Other Directorships and Significant Activities

              The Issuer values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that those boards and activities also may present demands on a director's time and availability and may present conflicts or legal issues, including independence issues. No director should serve on the board of a competitor or of a regulatory body with oversight of the Issuer. Each director should, when considering membership on another board or committee, make every effort to ensure that such membership will not impair the director's time and availability for his or her commitment to the Issuer. Directors should advise the Chair of the Board and the Chief Executive Officer before accepting membership on other public corporation boards of directors or any audit committee or other significant committee assignment on any other board of directors, or establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the director's relationship to the Issuer.

SCHEDULE B

LTIP RESOLUTION

BE IT RESOLVED THAT:

  1.
  Amendment No. 2 to the Fifth Amended and Restated Long-Term Incentive Plan (the "LTIP") of Atlantic Power Corporation (the "Corporation"), substantially as set forth in Exhibit "A" to this resolution is hereby approved, ratified and confirmed.

  2.
  Any one director or officer of the Corporation is hereby authorized and empowered to execute or cause to be executed, whether under the seal of the Corporation or otherwise and to deliver or cause to be delivered, all such documents and instruments and to do or cause to be done all such other acts and things as such director or officer may determine to be necessary or desirable in order to carry out the intent of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents and other instruments or the doing of any such act or thing.

B-1

 EXHIBIT A

AMENDMENT NO. 2
TO
FIFTH AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

RECITALS:

A.
Atlantic Power Corporation wishes to amend the Fifth Amended and Restated Long-Term Incentive Plan (the "LTIP") as hereinafter described.

NOW THEREFORE the LTIP be and it is hereby amended as follows, subject to shareholder approval:

1.
Section 12 of the LTIP shall be deleted in its entirety and replaced with the following:

12.
Common Shares Subject to Issuance Under the Plan

The aggregate number of Common Shares that may be issued under the Plan upon the redemption of Notional Shares is 6,000,000 Common Shares subject to increase or decrease by reason of amalgamation, rights offerings, reclassifications, consolidations or subdivisions, or as may otherwise be permitted by applicable law and the TSX.

2.
Except as amended hereby, the LTIP shall remain in full force and effect, unamended.

B-2

Any questions and requests for assistance may be directed to the
Proxy Solicitation Agent:

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2
 www.kingsdaleadvisors.com

North American Toll Free Phone:

1-866-229-8263

Email: contactus@kingsdaleadvisors.com

Facsimile: 416-867-2271
Toll Free Facsimile: 1-866-545-5580
Outside North America, Banks and Brokers Call Collect: 416-867-2272

ATLANTIC POWER CORPORATION Security Class Holder Account Number -------Fold Form of Proxy - Annual and Special Meeting to be held on June 20, 2017 This Form of Proxy is solicited by and on behalf of the Board of Directors. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors. The securities represented by this proxy will be voted in favour, withheld or abstained from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors presently knows of no matters to come before the meeting other than the matters identified in the Notice of Meeting. This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors. 2. 3. 4. 5. 6. 7. -------Fold 8. Proxies submitted must be received by 10:00 a.m., Eastern Time, on June 16, 2017. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free • Go to the following web site: www.investorvote.com/ATP • Smartphone? Scan the QR code to vote now. • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Board of Directors nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER

Appointment of Proxyholder I/We, being holder(s) of Atlantic Power Corporation (the "Corporation") hereby appoint: Irving R. Gerstein, or failing him, R. Foster Duncan, or failing him, Holli C. Ladhani Print the name of the person you are appointing if this person is someone other than the Board of Directors Nominees listed herein. OR as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given in respect of any matter, as recommended by the Board of Directors) and all other matters that may properly come before the Annual and Special Meeting of Shareholders of Atlantic Power Corporation to be held at Omni King Edward Hotel, 37 King Street East, Belgravia Room, Toronto, Ontario M5C 1E9 on June 20, 2017 at 10:00 a.m. (Eastern Time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors For Withhold For Withhold For Withhold 01. Irving R. Gerstein 02. R. Foster Duncan 03. Kevin T. Howell -------Fold 04. Holli C. Ladhani 05. Gilbert S. Palter 06. James J. Moore, Jr. Against Abstain 2. Executive Officer Compensation The approval, by non-binding advisory vote, of named executive officer compensation. 2 Years 3 Years Abstain 3. Say When On Pay To vote, by non-binding advisory vote, on the frequency of the non-binding advisory vote on named executive officer compensation. Withhold 4. Appointment of Auditors The appointment of KPMG LLP as the auditors of the Corporation and the authorization of the Corporation's board of directors to fix such auditors' remuneration. Against Abstain 5. Long-Term Incentive Plan To approve an ordinary resolution, the full text of which is set forth in Schedule "B" to the Circular, authorizing the Corporation to amend its fifth amended and restated long-term incentive plan (the "LTIP") to increase the number of common shares of the Corporation issuable under the LTIP, as more particularly described in the Circular. -------Fold Authorized Signature(s) - This section must be completed for your instructions to be executed. Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors. Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. Information Circular - Mark this box if you would like to receive the Information Circular by mail for the next securityholders' meeting. A T P Q 2 4 9 5 1 2 A R 4 For For 1 Year For